UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-4611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	Gateway Centre 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Mr Beverly Hendry, 300 S.E. 2nd Street, Suite #820, Fort Lauderdale, Florida 33301

Registrant’s telephone number, including area code:	973-367-1495

Date of fiscal year end:	10/31/03

Date of reporting period:	10/31/03

Item 1 —	Reports to Stockholders—[ INSERT REPORT ]

Item 2 —	Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. Copies of the code of ethics may be requested free of charge by calling toll free on
1-800-522-5465.

(c) During the period covered by this report, there were no amendments to the code of ethics referred to in 2(a) above.

(d) During the period covered by this report, there were no waivers to the provisions of the code of ethics referred to in 2(a) above.

Item 3 —	Audit Committee Financial Expert

The Board of Directors of the Registrant has designated Peter Sacks and John Sheehy as Audit Committee Financial Experts. Mr Sacks and Mr Sheehy are both considered by the Board to be independent directors.

Item 4 —	Principal Accountant Fees and Services

Not required in this filing pursuant to SEC Release No. IC-25915 (January 28, 2003)

Item 5 —	Reserved

Item 6 —	Reserved

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Proxy Voting Policies and Procedures of the Registrant

I.	Statement of Policy

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by the Aberdeen investment companies that are registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”)1 and by the Boards of Directors (“Boards”) which oversee the Funds with respect to voting securities held by the Funds. These Policies and Procedures are adopted to ensure compliance with Rule 30b1-4 of the 1940 Act and other applicable obligations of the Funds under the rules and regulations of the SEC and interpretations of its staff (“Staff”). It is the policy of the Funds to seek to assure that proxies received by each Fund are voted in the best interest of each Fund’s stockholders.

II.	Definitions

A. “Best interest of Fund stockholders” — means stockholders’ best economic interest over the long term, i.e., the common interest that all stockholders have in seeing the value of a common investment increase over time. Stockholders may have differing political or social interests, but their best economic interest is generally uniform.

B. “Conflict of interest” — means circumstances when a proxy vote presents a conflict between the interests of Fund stockholders, on the one hand, and those of the Fund’s investment manager,2 investment adviser,3 principal underwriter, or an affiliated person of the Fund, its Manager, Adviser, or principal underwriter, on the other, in how proxies are voted. In practical terms, these circumstances generally would arise when a Fund’s Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a material conflict between its own interests and the interests of stockholders in how proxies of that issuer are voted. A conflict might exist in circumstances when the Fund’s Manager or Adviser has actual knowledge of a material business arrangement between a particular proxy issuer (or closely affiliated entity) and the parent company or a corporate affiliate of the Fund’s Manager or Adviser. The Funds believe that a conflict of interest generally would not arise merely because a proxy issuer has a material business arrangement with a Fund’s principal underwriter, or

[1]	Currently, the only Funds are closed-end funds consisting of Aberdeen Australia Equity Fund, Inc. (“IAF”), Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”), and Aberdeen Global Income Fund, Inc. (“FCO”). These Policies and Procedures will only be implemented by the Funds to the extent that they invest in voting securities. At this time, FAX and FCO invest only in fixed income, or non-voting, securities. Each Fund will file a disclosure report to the extent required by law.
[2]	Aberdeen Asset Managers (C.I.) Limited serves as investment manager (“Manager”) to each Fund.
[3]	Aberdeen Asset Management Limited serves as investment adviser (“Adviser”) to each Fund.

with an affiliated person of the principal underwriter or the Funds (other than a Fund’s Manager or Adviser or their respective parent company), because (1) each Fund’s Manager or Adviser will generally make proxy voting decisions for the Fund under the delegation arrangements described below; (2) each Fund’s principal underwriter is not affiliated with its Manager or Adviser and will not have any input into the Manager’s or Adviser’s proxy voting decisions for the Fund; (3) other affiliated persons of the principal underwriter or the Fund (other than the Fund’s Manager or Adviser) likewise will not have any input into proxy voting decisions for the Fund; and (4) each Fund’s Manager or Adviser is unlikely to be aware of, or have any interest in, any business arrangement between the proxy issuer and the Fund’s principal underwriter, or between the proxy issuer and an affiliated person of the principal underwriter or the Fund.

III.	Delegation of Responsibility for Proxy Voting

A. Each Fund’s Board annually evaluates its Fund’s contract with its Manager and Adviser, and decides whether to renew the contract. This process gives each Fund an annual opportunity to ensure that its Manager’s and Adviser’s investment philosophy is generally consistent with its investment objectives and the best economic interests of its stockholders.

B. Because the investment philosophy of each Fund’s Manager and Adviser is generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders, investment decisions for each Fund should generally be consistent with its Manager’s and Adviser’s philosophy. In proxy voting decisions, as in other investment decisions, each Fund’s Manager or Adviser is in the best position to determine whether a particular proxy proposal is consistent with its philosophy, and therefore generally consistent with the investment objectives of the Fund and the best economic interests of Fund stockholders.

C. Accordingly, each Fund has chosen to delegate all responsibility for proxy voting to its Manager and Adviser, provided that each Fund’s Board has the opportunity to periodically review and approve their proxy voting policies and any material amendments (and that the policies contains provisions to address any conflicts of interest as described below). The Trade Processing Department of the Manager will serve as the Proxy Administrator and will take responsibility for ensuring, among other things, that the vote for each proxy is cast in accordance with the proxy voting policies and procedures of the Manager and the Adviser. A Proxy Committee of the Adviser will take responsibility for determining whether and how to vote each proxy, whether a conflict of interest exists, and how such conflicts are to be resolved in accordance with the proxy voting policies and procedures of the Manager and the Adviser. Under this delegation, the Manager and Adviser may vote, abstain from voting, or take no action on proxies for a Fund in any manner consistent with the Manager’s and Adviser’s proxy voting policies (subject to provisions for addressing conflicts of interest). Each Fund may revoke all or part of such delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of proxy voting responsibility to its Manager and Adviser, the Fund will assume full responsibility for ensuring that proxies are voted in the best interest of its stockholders, and will promptly notify stockholders of the revocation. Thereafter, such Fund will vote proxies of portfolio securities consistently with the policies of its Manager and Adviser, or develop its own basis for voting on particular matters.

D. This delegation generally applies to all proxy voting matters on which each Fund may vote, such as corporate governance matters (including changes in the state of incorporation, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions); changes to capital structure, including increases and decreases of capital and preferred stock issuance; stock option plans and other management compensation issues; and social and corporate responsibility issues. This delegation permits the Manager and Adviser to vote (or abstain from voting or take no action on) proxies relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted, and to vote based on the Adviser decisions or on provisions of the Manager’s and Adviser’s proxy policies that may support or give weight to the views of management of a portfolio company.

IV.	Conflicts of Interest

A. Each Fund recognizes that in unusual circumstances, a conflict of interest in how proxies are voted may appear to exist, such as when its Manager or Adviser knowingly does business with a particular proxy issuer or closely affiliated entity or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, and the adviser’s parent or an affiliated subsidiary.

B. In those circumstances, to avoid any appearance concerns, each Fund believes it is appropriate for its Manager or Adviser to follow an alternative voting procedure rather than to vote proxies in the Manager’s or Adviser’s sole discretion. Some examples of acceptable alternative voting procedures for resolving conflicts of interest include the following:

(1)	Causing the proxies to be “echo voted” or “mirror voted” in the same proportion as the votes of other proxy holders that are not Fund stockholders;

(2)	Causing the proxies to be voted in accordance with the recommendations of an independent service provider that the Manager or Adviser may use to assist it in voting proxies;

(3)	Notifying a Fund’s Board, a designated Board committee or a representative of either, of the conflict of interest and seeking a waiver of the conflict to permit the Manager or Adviser to vote the proxies as it chooses under its usual policy; or

(4)	Forwarding the proxies to a Fund’s Board, a designated Board committee or a representative of either, so that the Board, the committee or the representative may vote the proxies itself.

C. Each Fund generally delegates all responsibility for resolving conflicts of interest to the Fund’s Adviser, provided that the Adviser’s proxy voting policy (as approved by the Fund’s Board) includes acceptable alternative voting procedures for resolving material conflicts of interest, such as the procedures described above. Under this delegation, the Adviser may resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy. Each Fund may revoke all or part of this delegation at any time by a vote of its Board. In the event that a Fund revokes the delegation of responsibility for resolving conflicts of interest to the Adviser, the Fund will seek to resolve any conflicts of interest in the best interest of stockholders. In doing so, the Fund may follow any of the procedures described in Paragraph III.B., above.

V.	Disclosure of Policy or Description/Proxy Voting Record

A. Each Fund, unless it invests exclusively in non-voting securities, will disclose its proxy voting policy or a description of it (and its Manager’s and Adviser’s proxy voting policy, or a description of them), in the Fund’s annual report on Form N-CSR (beginning with the first annual report filed on or after July 1, 2003). The Fund will disclose that this proxy voting policy or a description of it (and the Manager’s and Adviser’s proxy voting policy or a description) is available without charge, upon request, (1) by calling, toll-free, 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov. Upon any request for a proxy voting policy or description of it, the policy or the description (or a copy of the most recent annual report containing the policy or description) will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

B. Each Fund also will disclose in its annual report (beginning with the first annual update filed on or after August 31, 2004) that information is available about how the Fund voted proxies during the most recent twelve-month period ended June 30, (1) by calling, toll-free, 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov. Upon any request for the Fund’s proxy voting record, a copy of the information disclosed in its most recent Form N-PX will be sent by first-class mail or other equally prompt delivery method within three business days of receipt of the request.

C. Each Fund will file Form N-PX, completed and signed in the manner required, containing its proxy voting record for the most recent twelve-month period ended June 30 with the SEC (beginning August 31, 2004).

D. Each Fund will disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any stockholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security except to the extent not available through reasonably practicable means;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security except to the extent not available through reasonably practicable means;

•	The stockholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Proxy Voting Policies and Procedures of the Investment Adviser

The following are proxy voting policies and procedures (“Policies and Procedures”) adopted by affiliated investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (“Advisers Act”), that are subsidiaries of Aberdeen Asset Management PLC (“AAM”); including, specifically, Aberdeen Asset Managers (C.I.) Limited, a Channel Islands corporation (“Aberdeen Jersey”); Aberdeen Asset Management Limited, an Australian corporation (“Aberdeen AU”); Aberdeen Fund Managers Inc. (d/b/a Aberdeen Asset Management Inc.), a Delaware corporation (“Aberdeen FL”), and Aberdeen Asset Management Asia Limited, a Singapore corporation (“Aberdeen Singapore”) (collectively referred to herein as “Aberdeen Advisers” and each an “Aberdeen Adviser”) (collectively with AAM,

“Aberdeen”).4 Pursuant to a Memorandum of Understanding (“MOU”), Aberdeen Singapore and Aberdeen Asset Managers Ltd (“Aberdeen UK”), a non-U.S. registered adviser, provide portfolio management resources to certain U.S. funds or clients of Aberdeen FL which include substantive advice on voting proxies for certain equity securities. In addition, Aberdeen Singapore and Aberdeen UK have entered into a similar MOU with Aberdeen Jersey and Aberdeen AU under which either entity may also provide substantive advice on proxy voting to certain U.S. funds or clients of Aberdeen Jersey and Aberdeen AU. To the extent that Aberdeen UK provides advisory services to any clients of Aberdeen FL or to U.S. clients of Aberdeen Jersey or Aberdeen AU, Aberdeen UK will follow these Policies and Procedures as part of providing such advisory services. These Policies and Procedures are adopted to ensure compliance by the Aberdeen Advisers with Rule 206(4)-6 under the Advisers Act and other applicable fiduciary obligations under rules and regulations of the SEC and interpretations of its staff with respect to proxies for voting securities held by client portfolios.

Clients may consist of investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) (“Funds” and each a “Fund”), and other U.S. residents as well as non-U.S. registered funds or clients. Any Aberdeen Adviser located in the United States follows these Policies and Procedures for each of its respective clients as required under the Advisers Act and other applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies or to vote in accordance with the client’s proxy voting policies and procedures. Aberdeen Advisers located outside the U.S. may provide proxy voting services to their non-U.S. based clients in accordance with the jurisdiction in which the client is located. Aberdeen Advisers who advise or subadvise the Funds follow both these Policies and Procedures and the proxy voting policies and procedures adopted by the Funds and their Boards of Directors.

I.	Definitions

A. “Best interest of clients”. Clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

B. “Material conflict of interest”. Circumstances when an Aberdeen Adviser or any member of senior management, portfolio manager or portfolio analyst knowingly does business with a particular proxy issuer or closely affiliated entity, which may appear to create a material conflict between the interests of the Aberdeen Adviser and the interests of its clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when Aberdeen has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and an affiliate of an Aberdeen Adviser.

II.	General Voting Policies

A. Client’s Best Interest. These Policies and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients. Proxies are voted with the aim of furthering the best economic interests of clients, promoting high levels of corporate governance and adequate disclosure of company policies, activities and returns, including fair and equal treatment of stockholders.

[4]	These Policies and Procedures address proxy voting considerations under U.S. law and regulation and do not address the laws or requirements of other jurisdictions.

B.    Shareholder Activism. Aberdeen Advisers seek to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of employees, owners and stakeholders. Thus, Aberdeen Advisers may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues.

C.    Case-by-Case Basis. These Policies and Procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement or comparable document, and all other relevant facts and circumstances at the time of the vote. Aberdeen Advisers may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits. Aberdeen Advisers may also join with other investment managers in seeking to submit a shareholder proposal to a company or to oppose a proposal submitted by the company. Such action may be based on fundamental, social, environmental or human rights grounds.

D.    Individualized. These Policies and Procedures are tailored to suit Aberdeen’s advisory business and the types of securities portfolios Aberdeen Advisers manage. To the extent that clients (e.g., investment companies, corporations, pension plans) have adopted their own procedures, Aberdeen Advisers may vote the same securities differently depending upon clients’ directions.

E.    Material Conflicts of Interest. Material conflicts are resolved in the best interest of clients. When a material conflict of interest between an Aberdeen Adviser and its respective client(s) is identified, the Aberdeen Adviser will choose among the procedures set forth in Section IV.B.2. below, to resolve such conflict.

F.    Limitations. The circumstances under which Aberdeen may take a limited role in voting proxies, include the following:

1. No Responsibility. Aberdeen Advisers will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. Under such circumstances, the clients’ custodians are instructed to mail proxy material directly to such clients.

2. Limited Value. Aberdeen Advisers may abstain from voting a client proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. Aberdeen Advisers may also abstain from voting the proxies of portfolio companies held in their passively managed funds. Proxies with respect to securities that have been sold before the date of the shareholders meeting and are no longer held by a client generally will not be voted.

3. Unjustifiable Costs. Aberdeen may abstain from voting a client proxy for cost reasons (e.g., non-U.S. securities).

4. Securities Lending Arrangements. If voting securities are part of a securities lending program, Aberdeen may be unable to vote while the securities are on loan.

5. Share Blocking. Certain jurisdictions may impose share blocking restrictions at various times which may prevent Aberdeen from exercising its voting authority.

6. Special Considerations. Aberdeen’s responsibilities for voting proxies are determined generally by its obligations under each advisory contract or similar document.

If a client requests in writing that an Aberdeen Adviser vote its proxy in a manner inconsistent with these Policies and Procedures, Aberdeen may follow the client’s direction or may request that the client vote the proxy directly.

G. Sources of Information. Aberdeen may conduct research internally and/or use the resources of an independent research consultant. Aberdeen may consider legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

H. Subadvisers. To the extent that an Aberdeen Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Aberdeen Adviser will delegate responsibility for voting proxies to the subadviser. However, such subadvisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of Aberdeen clients.

I. Availability of Policies and Procedures. Aberdeen Advisers will provide clients with a copy of these Policies and Procedures, as revised from time to time, upon request.

J. Disclosure of Vote. As disclosed in Part II of each Aberdeen Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Aberdeen Adviser. Aberdeen Advisers do not generally disclose client proxy votes to third parties, other than as required for Funds, unless specifically requested, in writing, by the client.

III.	Specific Voting Policies

A. General Philosophy.

•	Support existing management on votes on the financial statements of a company and the election of the Board of Directors;
•	Vote for the acceptance of the accounts unless there are grounds to suspect that either the accounts as presented or audit procedures used, do not present an accurate picture of company results; and
•	Support routine issues such as the appointment of independent auditors, allocation of income and the declaration of stock (scrip) dividend proposals provided there is a cash alternative.

B. Anti-takeover Measures. Aberdeen Advisers vote on anti-takeover measures on a case-by-case basis taking into consideration such factors as the long-term financial performance of the target company relative to its industry competition. Key measures of performance will include the growth rates for sales, operating income, net income and total shareholder returns. Other factors which will be considered include margin analysis, cash flow and debt levels.

C. Proxy Contests for Control. Aberdeen Advisers vote on proxy contests for control on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and stock ownership positions.

D. Contested Elections. Aberdeen Advisers vote on contested elections on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. Aberdeen Advisers also consider the independence of board and key committee members and the corporate governance practices of the company.

E. Executive compensation proposals. Aberdeen Advisers consider such proposals on a case-by-case basis taking into consideration such factors as executive pay and spending perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F. Shareholder Proposals. Aberdeen Advisers consider such proposals on a case-by-case basis. Aberdeen Advisers support those proposals which will improve the company’s corporate governance or business profile at a reasonable cost, but may oppose proposals which result in significant cost being incurred with little or no benefit to the company or its shareholders.

IV.	Proxy Voting Procedures

This section applies to each Aberdeen Adviser except to the extent that certain procedures are identified as applicable only to a specific Aberdeen Adviser.

A. Obtain Proxy. Registered owners of record, e.g., trustees or custodian banks, that receive proxy materials from the issuer or its information agent, are instructed to sign physical proxy cards in blank and forward directly to the relevant Aberdeen Adviser’s proxy administrator (“PA”). Proxies may also be delivered electronically by custodians using proxy services such as ProxyEdge. Each proxy received is matched to the securities to be voted.

B. Material Conflicts of Interest.

1. Identify the existence of any material conflicts of interest relating to the securities to be voted or the issue at hand. Portfolio managers and research analysts (Analysts”) and senior management of each Aberdeen Adviser have an affirmative duty to disclose to the relevant proxy committees any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company or attempts by the portfolio company to exert influence over such person with respect to their vote. Conflicts based on business relationships or dealings of affiliates of any Aberdeen Adviser will only be considered to the extent that the Aberdeen Adviser has actual knowledge of such business relationships.

2. When a material conflict of interest between an Aberdeen Adviser’s interests and its clients’ interests appears to exist, the Aberdeen Adviser may choose among the following options to eliminate such conflict: (1) vote in accordance with these Policies and Procedures if it involves little or no discretion; (2) vote as recommended by a third party service if the Aberdeen Adviser utilizes such a service; (3) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.

C. Analysts. The PA for each Aberdeen Adviser will ensure that each proxy statement is directed to the appropriate Analyst. If a third party recommendation service has been retained, the relevant PA will forward the proxy statement to the Analyst with the recommendation highlighted. The Analyst will determine whether to vote as recommended by the service provider or to recommend an alternative and shall advise the PA. The Analyst may consult with the PA as necessary. If the Analyst recommends voting against the third party recommendation, he or she is responsible for documenting the reasons for such recommendation and that no conflict of interest influenced such recommendation. If no third party recommendation service is utilized or if no recommendation is provided, the Analyst is responsible for documenting the rationale for his or her vote recommendation.

D. Vote. The following describes the breakdown of responsibilities between the PA and the Proxy Committee (“PC”) of each Aberdeen Adviser in voting portfolio securities and the extent to which the Aberdeen Advisers rely on third party service providers.

1. Aberdeen FL

The PA for Aberdeen FL (“PA-FL”), who resides in Ft. Lauderdale, and the PA for Aberdeen UK (“PA-UK”), which is part of the Trade Processing Department resident in Aberdeen, Scotland, are responsible for ensuring that votes for Aberdeen FL clients are cast and cast in accordance with these Policies and Procedures. The PA-FL and the PA-UK are identified more specifically on Appendix A1. The PA-FL is primarily responsible for administering proxy votes for the Phoenix funds which are sub-advised by Aberdeen FL.

Responsibility for considering the substantive issues relating to any vote and for deciding how shares will be voted resides with the relevant Analyst whether located in Aberdeen FL, Aberdeen UK or Aberdeen Singapore. Under Aberdeen-FL’s MOU with Aberdeen Singapore, the relevant Analyst for Far East equity securities will generally reside in Aberdeen Singapore.

In the event that a material conflict of interest is identified by any Analyst, whether in Aberdeen FL, Aberdeen UK or Aberdeen Singapore, decisions on how to vote will be referred to the Aberdeen FL proxy committee (“PC-FL/UK”). Under Aberdeen FL’s MOU with Aberdeen UK, the PC-FL/UK is headquartered in Glasgow, Scotland, and includes the Chief Investment Officer or Deputy Chief Investment Officer, the head of the Socially Responsible Investing (“SRI”) Team and a member of the Compliance team, who are more specifically identified on Appendix A1. The PC-FL/UK meets as needed to consider material conflicts of interest or any other items raising unique issues. If the PC-FL/UK determines that there is no material conflict of interest, the vote recommendation will be forwarded to the appropriate proxy administrator, either the PA-FL or PA-UK. If a material conflict of interest is identified, the PC-FL/UK will follow the conflict of interest procedures set forth in Section IV.B.2., above.

Aberdeen FL has engaged ProxyEdge, a third party service provider, to cast votes electronically for certain clients and to maintain records of such votes electronically.5 Votes for some of the wrap accounts are handled manually and hard copies of any manual votes cast are maintained in the Florida office of Aberdeen FL. Pursuant to the MOU, Aberdeen UK votes proxies for certain U.S. clients of Aberdeen FL. Aberdeen UK has engaged Institutional Shareholder Services (“ISS”), a third party service provider, to provide (1) notification of impending votes; (2) research into non-routine votes, including shareholder resolutions; (3) voting recommendations which may be viewed on-line; and (4) web-based

[5]	The Phoenix Funds, sub-advised by Aberdeen FL, require electronic voting through ProxyEdge. Custodians for certain other clients also provide the PA-FL with access to ProxyEdge.

voting. In the absence of any material conflict of interest, Aberdeen FL may either vote in accordance with the ISS recommendation or decline to follow the ISS recommendation based on its own view of the agenda item provided that decisions to vote contrary to the ISS recommendation are documented as set forth in Section IV.C., above. For clients on the ISS system, votes are automatically entered in accordance with ISS recommendations unless the PA-UK expressly changes the vote prior to the voting deadline with appropriate analyst documentation. In the event of a material conflict of interest, Aberdeen FL will follow the procedures outlined in Section IV.B.2, above.

2. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore

Aberdeen Jersey and Aberdeen AU are responsible for voting proxies for the Funds. The PA for Aberdeen Jersey and Aberdeen AU (“PA-Jersey”) is the Trade Processing Department in Jersey, Channel Islands, members of which are more specifically identified on Appendix A2. The PA-Jersey is responsible for ensuring that votes are cast and cast in accordance with these Policies and Procedures. The PA-Jersey uses ProxyEdge to electronically cast votes for the Funds and to maintain electronic records of the votes cast.

Responsibility for considering the substantive issues relating to any Fund vote and for deciding how the shares will be voted resides with relevant equity and/or fixed income Analyst. Pursuant to the MOU among Aberdeen Jersey, Aberdeen AU and Aberdeen UK, the relevant Analyst may be a member of the Fund portfolio management team in London, England. In the event that a material conflict of interest is identified, decisions on how to vote will be referred to the proxy committee (“PC-AU”) located in Aberdeen AU. The PC-AU includes the Heads of Equity and Fixed Income Portfolio Management and the Compliance Officer, who are more specifically identified on Appendix A2. The PC-AU meets as needed to consider a material conflict of interest or any other items raising unique issues. If the PC-AU determines there is no material conflict of interest, the vote recommendation will be forwarded to the PA-Jersey to be cast. If a material conflict of interest is identified, the PC-AU will follow the conflict of interest procedures set forth in Section IV.B.2., above, and in the Aberdeen Funds Proxy Voting Policy and Procedures.

Aberdeen Singapore currently provides advice to Aberdeen Jersey and Aberdeen AU only with respect to fixed income securities. In the event that Aberdeen Singapore later provides advice to either Aberdeen Jersey and Aberdeen AU with respect to equity securities, Aberdeen Singapore may designate its own PA and PC. At present, a member of the PC-AU already serves as an Aberdeen Singapore Analyst and this member will serve on the Aberdeen Singapore PC with respect to proxy voting advice rendered to Aberdeen Jersey and Aberdeen AU to the extent such a committee may be necessary.

E. Review. Each PA is responsible for ensuring that proxy materials are received in a timely manner and reconciled against holdings on the record date of client accounts over which the Aberdeen Adviser has voting authority to ensure that all shares held on the record date, and for which a voting obligation exists, are voted.

V.	Documentation, Recordkeeping and Reporting Requirements

A. Documentation. The Aberdeen PAs are responsible for:

1. Implementing and updating these Policies and Procedures;

2. Overseeing the proxy voting process;

3. Consulting with portfolio managers/analysts for the relevant portfolio security; and

4. Maintaining manual proxy voting records, if any, and overseeing and reviewing voting execution and recordkeeping by third party providers such as ISS and ProxyEdge.

B. RecordKeeping.

1. Each Aberdeen Adviser maintains or procures the maintenance of records of all proxies it has voted. As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast by each client account of Aberdeen FL will be maintained by either ISS and Proxy Edge, depending on the client account. Similarly, electronic proxy statements and the record of each vote cast by each U.S. client account of Aberdeen Jersey will be maintained by Proxy Edge.6 Aberdeen FL shall obtain and maintain undertakings from both ISS and Proxy Edge to provide it with copies of proxy voting records and other documents relating to its clients’ votes promptly upon request. Aberdeen Jersey shall obtain and maintain an undertaking from Proxy Edge to provide it with copies of proxy voting records and other documents relating to votes for its U.S. clients promptly upon request. Aberdeen Advisers, ISS and Proxy Edge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

2. As required by Rule 204-2(c), such records will also include: (a) a copy of the Policies and Procedures; (b) a copy of any document created by the Aberdeen Adviser that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (c) each written client request for proxy voting records and the Aberdeen Adviser’s written response to any (written or oral) client request for such records.

3. Duration. Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate office of the Aberdeen Adviser.

C. Reporting.

Aberdeen FL will initially inform clients of these Policies and Procedures and how a client may learn of the voting record for client’s securities through disclosure of its full policies and procedures in Part II of its Form ADV. Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will initially inform clients of these Policies and Procedures by summary disclosure in Part II of their respective Forms ADV. Upon receipt of a client’s request for more information, Aberdeen FL, Aberdeen Jersey, Aberdeen AU and Aberdeen Singapore will provide to the client a copy of these Policies and Procedures and/or, in accordance with the client’s stated requirements, how the client’s proxies were voted during the period requested subsequent to the adoption of these Policies and Procedures. Such periodic reports, other than those required for the Funds, will not be made available to third parties absent the express written request of the client. However, to the extent that any Aberdeen Adviser may serve as a subadviser to another adviser to a Client, such

[6]	A Fund’s proxy voting record must be filed with the SEC on Form N-PX. Form N-PX must be completed and signed in the manner required, containing a fund’s proxy voting record for the most recent twelve-month period ended June 30th (beginning August 31, 2004). If an Aberdeen Adviser delegates this reporting responsibility to a third party service provider such as ISS or Proxy Edge, it will ensure that the third party service provider files Form N-PX accordingly.

Aberdeen Adviser will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

D. Review of Policies and Procedures.

These Policies and Procedures will be subject to review on a periodic basis as deemed appropriate by the Aberdeen Advisers.

Item 8 —	Reserved

Item 9 —	Controls and Procedures

It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Annual Report

October 31, 2003

Letter to Shareholders

December 12, 2003

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the year ended October 31, 2003. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

As used in this report, the term “total investments” does not include securities purchased with cash collateral received as a result of securities on loan.

Net Asset Value Performance: 9.4% Per Annum Return Since Inception

The Fund’s net asset value (“NAV”) return was 30.6% for the twelve months ended October 31, 2003 and 9.4% per annum since inception, assuming reinvestment of distributions.

Share Price Performance

The Fund’s share price rose 41.9% over the year from $4.25 on October 31, 2002 to $6.03 on October 31, 2003. The Fund’s share price on October 31, 2003 represented a discount of 1.1% to the NAV per share of $6.10. This represents a narrowing of the discount to NAV of 16.0% on October 31, 2002.

Asia: 39.9% of Total Investments Invested in Asian Debt Securities

As of October 31, 2003, the Fund held 39.9% of its total investments in Asian debt securities (excluding New Zealand). Of the Fund’s total investments, 27.4% were held in Asian Yankee bonds, bringing the Fund’s total U.S. dollar exposure to 30.6%.

Credit Quality: 78.6% of Total Investments Rated or Deemed Equivalent to A or Better

The Fund’s total investments have maintained a high credit quality. As of October 31, 2003, 78.6% of the portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Managers (C.I.) Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the 12 months ended October 31, 2003 totaled 42 cents per share. Based on the share price of $6.03 on October 31, 2003, the cash distribution rate over the 12 months then ended was 7.0%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit. On December 15, 2003 the Board of Directors declared a monthly distribution of 3.5 cents per share payable on January 9, 2004 to all shareholders of record as of December 31, 2003.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (continued)

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for 12 months, beginning with the July 2003 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2004.

Buy-Back Program

On March 19, 2001 the Fund announced the approval of a share buy-back program. Purchases of shares under this program commenced on June 6, 2001 and, as of the date of this report, 2,723,300 shares had been repurchased. No share repurchases were made during the fiscal year ended October 31, 2003.

In an effort to provide more timely information to shareholders, the market review and outlook will now be published separately.

For information about the Fund, including a market review and outlook, weekly updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management by:

•	calling toll free on 1-800-522-5465 in the United States,

•	emailing InvestorRelations@aberdeen-asset.com, or

•	visiting the website at www.aberdeen-asset.us.

For information about the Aberdeen Group, visit the Aberdeen Website at www.aberdeen-asset.com.

Sincerely,

Martin Gilbert

Chairman

All amounts are U.S. dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders. This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The distributions for the fiscal year ended October 31, 2003 were comprised of 76% net investment income and 24% return of paid-in capital.

In January 2004, a Form 1099 DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (“the Plan”) which allows you to automatically re-invest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxed to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, EquiServe Trust Company N.A. (the “Plan Agent”) will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases is currently 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011 or toll free on 1-800-451-6788.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager

Share Price Performance

On October 31, 2003 the Fund’s share price was $6.03, which represented a discount of 1.1% to the NAV of $6.10. At the date of this report, the share price was $6.54 representing a premium of 3.8% to the NAV of $6.30.

Auction Market Preferred Stock (AMPS)

The Fund’s $600 million of AMPS continued to be well bid at the weekly auctions. The average dividend rate paid was 1.18% over the quarter ended October 31, 2003, compared with an interest rate of 1.04% for 30-day U.S. commercial paper over the same period. These rates were relatively steady over the period as the U.S. Federal Reserve kept monetary policy on hold at historically low levels. The rates paid to preferred shareholders have increased since October 31, 2003 to a level of 1.28% as of the date of this report.

Over the past year, the impact of AMPS on the Fund has been positive, as the Australian dollar rose 27.7% against the U.S. dollar—as of October 31, 2003, 56% of the Fund’s investments were denominated in Australian dollars. Most key Asian currencies followed a similar trend, with the Korean won, Thai baht, Singapore dollar and Indonesian rupiah all rising over the twelve months. In addition, the fact that U.S. interest rates have remained at historic lows has meant that the differential between AMPS funding rates and the yields at which the Fund invests remains positive.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

On September 16, 2002, the Fund entered into a two-year interest rate swap agreement in order to hedge one-third of the Fund’s outstanding issues of AMPS. Under the original terms of the agreement, the Fund received a floating rate of interest (one month USD-LIBOR BBA rate) based on a notional amount of $200,000,000 and paid interest at a fixed rate of 2.46%. The fixed rate interest payment was repriced to 2.10% on October 1, 2002, to 1.7175% on December 24, 2002 and then to 1.37% on February 18, 2003.

The Board of Directors subsequently resolved to amend the Fund’s policies with respect to derivatives to increase the percentage of the Fund’s AMPS which may be hedged pursuant to interest rate swaps from up to one-third to up to 100% of the AMPS. Effective October 30, 2003, the Fund terminated the interest rate swap agreement referred to above, and entered into a new interest rate swap agreement. The new agreement is based on an aggregate notional amount of $480,000,000, representing 80% of the total AMPS outstanding. Under the terms of the new agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Term	Amount (in $ Million)	Fixed Rate Payable (%)

5 years	144	3.54

4 years	144	3.16

3 years	96	2.69

2 years	96	2.1025

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

PORTFOLIO COMPOSITION

Quality of Investments

As of October 31, 2003, 78.6% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The following table shows the ratings of securities held by the Fund as of October 31, 2003, compared with the previous quarter and twelve months:

	AAA/Aaa	AA/Aa	A	BBB/Baa	BB/Ba*	B*	CCC*

Date	%	%	%	%	%	%	%

October 31, 2003	52.5	8.7	17.4	7.3	11.2	2.9	0.0
July 31, 2003	51.5	7.5	16.9	10.6	10.9	2.6	0.0
October 31, 2002	46.7	11.5	12.9	16.7	9.7	2.4	0.1

* Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e. with Yankees allocated into country of issuance) of the Fund’s total investments as of October 31, 2003, compared with the previous quarter and twelve months:

	Australia	Asia (including NZ)	United States

Date	%	%	%

October 31, 2003	56.5	40.3	3.2
July 31, 2003	56.1	40.3	3.6
October 31, 2002	56.3	42.8	0.9

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (continued)

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2003, compared with the previous quarter and twelve months:

	Australian Dollar	Asian Currencies (including NZ dollar)	US Dollar*	Euro

Date	%	%	%	%

October 31, 2003	56.5	12.9	30.6	0.0
July 31, 2003	56.1	12.1	31.8	0.0
October 31, 2002	56.3	14.4	29.1	0.2

* Includes Asian Yankee Bonds: 27.4% on October 31, 2003, 28.2% on July 31, 2003, 26.4% on October 31, 2002.

Maturity Composition

As of October 31, 2003, the average maturity of the Fund’s assets was 7.6 years, compared with 7.8 years on October 31, 2002. The following table shows the maturity composition of the Fund’s portfolio as of October 31, 2003, compared with the previous quarter and twelve months:

	Under 3 Years	3 to 5 Years	5 to 10 Years	10 Years & Over

Date	%	%	%	%

October 31, 2003	23.9	25.7	41.1	9.3
July 31, 2003	26.6	19.4	44.4	9.6
October 31, 2002	24.7	21.6	38.1	15.6

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (concluded)

Sectoral Composition

The following shows the sectoral composition of the portfolio as of October 31, 2003:

	Domestic Currency Bonds		U.S. Dollar Bonds
	Australia	Asia (Including New Zealand)	Yankees	United States Cash/ Bonds

	%	%	%	%

Sovereign/Government[1]	18.9	7.4	8.7	0.0
Quasi/Semi Government[2]	22.8	0.4	5.0	0.0
Structured Investment Vehicles	0.0	4.4	0.0	0.0
Cash/Equivalent[3]	2.0	0.0	0.0	3.2
Corporates	12.8	0.7	13.7	0.0

1 Includes government guaranteed debt.

2 Includes state government guaranteed banks.

3 Includes cash held by the Fund’s custodian and repurchase agreements.

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Market Rates

The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods:

	October 31, 2003			July 31, 2003		October 31, 2002

Australia
90 day bank bills		5.03%		4.76%		4.88%
10 year bonds		5.76%		5.43%		5.57%
Australian Dollar		$0.71		$0.65		$0.55

New Zealand
90 day bank bills		5.23%		5.08%		5.91%
10 year bonds		6.17%		5.73%		6.32%
NZ Dollar		$0.61		$0.58		$0.49

South Korea
90 day T-bills		3.96%		3.96%		4.78%
10 year bonds		5.10%		5.24%		5.99%
South Korean Won*	(Won)	1183.50	(Won)	1180.50	(Won)	1218.50

Thailand
90 day deposits		1.00%		1.00%		1.75%
10 year bonds		4.22%		2.90%		3.79%
Thai Baht*	~~B~~	41.98	~~B~~	41.98	~~B~~	43.28

Philippines
90 day T-bills		6.00%		5.83%		5.80%
10 year bonds		10.99%		11.26%		12.65%
Philippines Peso*	~~P~~	55.32	~~P~~	54.73	~~P~~	53.13

Malaysia
90 day T-bills		2.73%		2.81%		2.71%
10 year bonds		4.43%		3.92%		3.79%
Malaysian Ringgit*	~~R~~	3.80	~~R~~	3.80	~~R~~	3.80

Singapore
90 day T-bills		0.76%		0.63%		0.95%
10 year bonds		3.95%		3.07%		3.04%
Singapore Dollar*	S$	1.74	S$	1.76	S$	1.77

US$ Yankee Bonds**
South Korea		3.86%		4.00%		4.10%
Malaysia		4.15%		4.30%		4.97%
Philippines		6.49%		6.78%		7.71%
Hong Kong		3.93%		3.81%		4.46%

* These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.

** Sovereign issues

Aberdeen Asset Managers (C.I.) Limited

December 2003

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

LONG-TERM INVESTMENTS—120.3%
AUSTRALIA—72.9%
Government—25.4%
AUD
	Commonwealth of Australia
8,450	7.50%, 7/15/05	Aaa	AAA	$6,201,368
5,000	10.00%, 2/15/06	Aaa	AAA	3,884,956
5,500	6.75%, 11/15/06	Aaa	AAA	4,033,259
16,500	10.00%, 10/15/07	—	AAA	13,491,060
57,000	8.75%, 8/15/08(b)	Aaa	AAA	45,564,846
183,000	7.50%, 9/15/09(b)	Aaa	AAA	141,196,070
85,000	5.75%, 6/15/11	Aaa	AAA	60,270,977
154,000	6.50%, 5/15/13(b)	Aaa	—	114,927,421
28,000	6.25%, 4/15/15	Aaa	—	20,606,308

	Total Australian government (cost $356,999,435)			410,176,265

Quasi/Semi-Government—30.4%
	Australia Postal Corporation
22,000	6.00%, 3/25/09	—	AAA	15,576,319
	Commonwealth Bank of Australia
12,000	5.25%, 12/1/04	—	AAA	8,510,300
10,000	9.00%, 8/15/05	Aaa	AAA	7,471,603
8,000	6.00%, 9/1/05	Aaa	AAA	5,708,227
20,000	6.75%, 12/1/07	Aaa	AAA	14,679,667
4,000	6.25%, 2/10/09	—	A+	2,845,224
10,000	6.25%, 9/1/09	Aaa	AAA	7,219,848
	EFIC
2,000	11.00%, 12/29/04	Aaa	AAA	1,501,670
	New South Wales Treasury Corporation
7,000	10.50%, 12/7/04	Aaa	AAA	5,216,790
54,000	12.60%, 5/1/06	—	—	44,453,392
7,000	9.25%, 6/20/06	Aaa	AAA	5,229,288
52,000	8.00%, 3/1/08	Aaa	AAA	39,932,885
26,000	7.00%, 12/1/10	—	AAA	19,608,329
20,000	6.00%, 5/1/12	—	AAA	14,226,477
	Northern Territory Treasury
8,000	6.50%, 7/15/05	Aa2	—	5,750,477
5,000	10.03%, 8/9/05	Aa2	—	3,804,362
10,000	5.75%, 9/14/07	—	—	7,040,155
	Queensland Treasury Corporation
20,000	6.50%, 6/14/05	—	AAA	14,420,042
20,000	12.00%, 6/15/05	—	—	15,630,393
20,000	8.00%, 9/14/07	Aaa	AAA	15,275,901
15,200	6.00%, 7/14/09	—	AAA	10,866,803
40,000	6.00%, 6/14/11	Aaa	AAA	28,543,209
30,000	6.00%, 8/14/13	Aaa	AAA	21,350,359

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

AUD
10,000	6.00%, 10/14/15	Aaa	AAA	$7,104,156
17,000	6.00%, 6/14/21	—	AAA	12,022,544
	South Australian Financing Authority
55,000	7.50%, 10/15/07	—	AA+	41,306,274
	Tasmanian Public Finance Corporation
10,000	9.00%, 11/15/04	—	AA	7,352,478
	Treasury Corporation of Victoria
33,000	6.00%, 11/15/06(b)	—	AAA	23,591,699
20,500	10.25%, 11/15/06	—	AAA	16,373,306
25,000	7.50%, 8/15/08	—	AAA	18,960,860
10,000	5.50%, 9/15/10	—	AAA	6,943,337
	Western Australia Treasury Corporation
26,000	8.00%, 10/15/07	Aaa	AAA	19,860,701
20,000	7.50%, 10/15/09	Aaa	AAA	15,330,821
10,000	7.00%, 4/15/11	Aaa	AAA	7,549,292

	Total Australian quasi/semi-government (cost $427,403,897)			491,257,188

Corporates—17.1%
Banks and Financial Services—4.8%
	ANZ Banking Corporation
10,000	6.75%, 3/22/12	—	A+	7,200,336
	Bank Austria AG
11,278	10.875%, 11/17/04	Aa3	—	8,414,466
	Crusade Trust
511	5.115%, 7/10/29	—	—	362,683
	GE Capital Australia Limited
10,000	6.25%, 4/15/05	Aaa	AAA	7,139,314
10,000	6.75%, 9/15/07	Aaa	AAA	7,230,314
20,000	5.25%, 8/15/08	Aaa	AAA	13,612,362
	NRMA Insurance Limited
13,000	6.35%, 11/27/12	—	AA-	9,172,771
	Principal Finance Global Fund
16,650	7.00%, 7/15/05	—	AA	12,032,064
	St. George Bank Limited
5,000	6.00%, 9/25/12	A3	—	3,571,733
	Suncorp Metway Limited
6,500	5.25%, 11/15/06	A2	A-	4,505,859
	Westpac Banking Corporation
5,000	7.00%, 8/2/10	A1	A+	3,610,084

				76,851,986

Telecoms—1.6%
	Telstra Corporation
20,000	12.00%, 5/15/06	Aa3	—	16,164,329
10,000	7.25%, 11/15/12	Aa3	AA-	7,468,262
2,000	8.75%, 1/15/20	—	—	1,675,219

				25,307,810

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

AUD
Non-Australian Issuers—7.4%
	Dexia Municipal Agency (France)
34,000	6.00%, 10/15/07	Aaa	AAA	$24,118,957
	DSL Bank (Germany)
15,000	6.25%, 11/15/06	Aaa	—	10,737,708
	Eurofima (Supranational)
8,170	9.875%, 1/17/07	Aaa	AAA	6,465,646
30,000	6.50%, 8/22/11	Aaa	AAA	21,798,440
	Federal National Mortgage Association (United States)
52,065	6.375%, 8/15/07	Aaa	—	37,663,103
	KFW International Finance (Germany)
5,513	9.125%, 7/26/05	Aaa	AAA	4,121,597
	Kingdom of Sweden (Sweden)
8,287	7.875%, 4/23/07	Aaa	AA+	6,234,704
	Landwirtschaft Rentenbank (Germany)
10,000	6.00%, 9/15/09	Aaa	AAA	7,064,989
	Quebec Province (Canada)
1,500	5.75%, 2/15/06	A1	A+	1,061,398

				119,266,542

Other—3.3%
	Airservices Australia
2,500	6.50%, 11/15/06	—	AAA	1,791,485
	BHP Finance Limited
15,000	6.25%, 8/15/08	A2	A	10,644,176
	General Property Trust Management
8,000	6.50%, 8/22/13	—	A+	5,571,102
	ING Office Finance
4,500	6.25%, 8/19/08	—	AAA	3,172,936
	Jem Bonds Limited
10,000	9.00%, 7/15/06	—	AAA	7,615,937
	Melbourne Airport
4,500	6.75%, 6/15/08	Aaa	AAA	3,250,177
	Snowy Hydro Limited
10,000	5.75%, 2/25/10	Aaa	AAA	6,809,232
	Southern Cross Airports Company Limited
15,500	6.02%, 10/11/07	Aaa	AAA	10,896,183
	Wesfarmers Limited
6,000	6.25%, 8/27/07	—	A-	4,261,813

				54,013,041

	Total Australian corporates (cost $230,197,390)			275,439,379

	Total Australian long-term investments (cost $1,014,600,722)			1,176,872,832

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

MALAYSIA—0.8%
Government—0.4%
MYR
	Malaysia Government Bonds
3,000	5.00%, 4/15/05	A3	A+	$812,301
3,890	6.844%, 10/1/09	A3	A+	1,156,089
6,500	3.833%, 9/28/11	A3	A+	1,642,487
11,400	3.702%, 2/25/13	A3	A+	2,828,155

	Total Malaysia government (cost $6,620,902)			6,439,032

Quasi/Semi-Government—0.2%
EUR
	Petronas Capital Limited
3,000	6.375%, 5/22/09 (cost $3,907,774)	Baa1	A-	3,801,375

Corporates—0.2%
Other—0.2%
MYR
	British American Tobacco Corporation
9,000	7.10%, 11/2/04 (cost $2,411,782)	—	—	2,459,605

	Total Malaysia long-term investments (cost $12,940,458)			12,700,012

NEW ZEALAND—0.6%
Government—0.6%
NZD
	New Zealand Government Bonds
15,000	8.00%, 11/15/06(b) (cost $9,553,833)	Aaa	AAA	9,755,864

PHILIPPINES—1.4%
Government—1.3%
PHP
	Philippine Government Bonds
40,000	15.25%, 8/9/06	Baa3	—	826,635
372,800	18.00%, 11/26/08	Baa3	—	8,784,117
95,000	13.00%, 4/25/12	Baa3	—	1,914,732
133,000	11.875%, 5/29/23	Baa3	—	2,491,272
	Republic of Philippines
EUR1,600	9.375%, 12/7/06	Ba1	BB	2,027,532
EUR3,800	9.125%, 2/22/10	Ba1	BB	4,616,288

	Total Philippines government (cost $20,808,467)			20,660,576

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

Structured Investment Vehicles—0.1%
USD
	Merrill Lynch Currency Linked Notes (United States)
2,700	12.50%, 9/17/12(h) (cost $2,700,000)	—	—	$2,396,250

	Total Philippines long-term investments (cost $23,508,467)			23,056,826

SINGAPORE—1.1%
Government—0.4%
SGD
	Singapore Government Bonds
2,000	4.00%, 2/1/05	Aaa	AAA	1,191,243
6,000	1.50%, 4/1/08	Aaa	AAA	3,294,013
850	4.625%, 7/1/10	Aaa	AAA	518,998
2,950	4.00%, 9/1/18	Aaa	AAA	1,614,744

	Total Singapore government (cost $6,721,979)			6,618,998

Corporates—0.7%
Banks and Financial Services—0.6%
	Oversea - Chinese Banking Corporation
3,200	5.00%, 9/6/11	A1	BBB+	1,879,654
EUR 4,000	7.25%, 9/6/11	A1	BBB+	5,266,590
	Pacific Life Funding LLC
3,250	3.61%, 4/16/07	Aa3	AA+	1,894,939

				9,041,183

Telecoms—0.1%
	Singapore Telecom
3,250	3.21%, 3/15/06	A1	A+	1,898,290

	Total Singapore corporates (cost $9,601,611)			10,939,473

	Total Singapore long-term investments (cost $16,323,590)			17,558,471

SOUTH KOREA—5.7%
Government—4.2%
KRW
	Korea Treasury Bonds
19,170,000	7.15%, 4/11/06	A3	—	17,182,540
10,000,000	5.64%, 10/17/06	A3	—	8,697,930
9,800,000	6.15%, 7/10/07	A3	—	8,731,082
16,674,000	6.91%, 7/18/11	A3	—	15,848,401

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

KRW
	Korea Monetary Stabilisation Bond
20,000,000	5.27%, 12/18/04	A3	—	$17,089,987

	Total South Korea government (cost $61,614,830)			67,549,940

Quasi/Semi-Government—0.3%
JPY
	Inchon Metropolitan City
500,000	3.70%, 4/26/06(g) (cost $4,361,785)	—	—	4,803,748

Structured Investment Vehicles—1.2%
USD
	Korea Treasury Bond—Embarc
10,000	4.796%, 10/9/07(d)	—	—	8,774,613
2,900	4.811%, 10/11/07(d)	—	—	2,544,638
10,000	4.02%, 3/12/08(d)	—	—	8,450,942

	Total South Korea structured investment vehicles (cost $19,793,476)			19,770,193

	Total South Korea long-term investments (cost $85,770,091)			92,123,881

THAILAND—1.0%
Sovereign/Government—0.8%
THB
	Thailand Government Bonds
63,100	8.50%, 10/14/05	Baa1	A+	1,791,099
44,000	8.00%, 12/8/06	Baa1	—	1,301,485
68,000	5.60%, 7/7/07	Baa1	—	1,913,658
20,000	8.50%, 12/8/08	Baa1	A+	639,617
30,000	5.375%, 11/30/11	Baa1	—	834,439
129,000	4.125%, 11/1/12	Baa1	—	3,278,383
50,000	5.50%, 1/18/17	Baa1	—	1,375,895
91,000	5.125%, 11/8/22	Baa1	—	2,360,510

	Total Thailand government (cost $12,208,060)			13,495,086

Corporates—0.2%
Other—0.2%
	Nestle (Thai) Limited
105,000	2.16%, 6/16/08 (cost $2,553,817)	—	—	2,492,178

	Total Thailand long-term investments (cost $14,761,877)			15,987,264

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

UNITED STATES—36.8%
Yankee Bonds—36.8%
AUSTRALIA—0.1%
Corporate—0.1%
Banks and Financial Services—0.1%
USD
	St. George Bank Limited
2,000	5.30%, 10/15/15	A3	A-	$2,005,318

CHINA—1.5%
Sovereign—0.7%
	People’s Republic of China
10,000	9.00%, 1/15/96(a)	A2	BBB	10,893,200
Quasi-Sovereign—0.3%
	CNOOC Finance Limited
4,875	6.375%, 3/8/12	A2	BBB	5,390,450
Corporates—0.5%
Utilities—0.5%
	AES China Generating Co. Limited
7,400	8.25%, 6/26/10	B2	B+	7,159,663

				23,443,313

HONG-KONG—4.5%
Quasi-Sovereign—1.0%
	Kowloon Canton Ry Corporation
14,300	8.00%, 3/15/10	A1	A+	17,163,361
Corporates—3.5%
Banks and Financial Services—1.6%
	CITIC Ka Wah Bank
4,100	7.625%, 7/5/11	Baa3	—	4,503,850
6,950	9.125%, 5/30/12	Baa3	—	7,860,761
	PCCW-HKTC Capital Limited
10,400	7.75%, 11/15/11	Baa2	BBB+	11,941,026
	Wing Hang Financial
1,600	5.25%, 10/10/08	Baa2	BBB	1,636,243
Conglomerates—1.6%
	Hutchison Whampoa International Limited
6,000	7.00%, 2/16/11	A3	A-	6,595,711
18,700	6.50%, 2/13/13	A3	A-	19,380,673
Other—0.3%
	Hysan Limited
4,000	7.00%, 2/1/12	Baa1	BBB+	4,318,400

				73,400,025

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

INDIA—0.5%
Corporates—0.5%
Other—0.5%
USD
	Reliance Industries Limited
7,250	10.25%, 1/15/97(a)	Ba2	BB+	$7,563,468

INDONESIA—1.3%
Corporates—1.3%
Banks and Financial Services—0.3%
	Semen Cibinong
3,000	6.00%, 8/13/10(a)	—	—	2,430,000
	PT Bank Mandiri Cayman
1,600	10.625%, 8/2/12	B3	CCC+	1,740,000
	PT Bank Negara Indonesia
1,500	10.00%, 11/15/12	—	CCC+	1,584,375
Other—0.8%
	Freeport McMoRan Copper & Gold
5,250	10.125%, 2/1/10	B2	B-	5,985,000
	Medco Energi Internasional
5,825	8.75%, 5/22/10	B3	B+	5,912,375
Telecoms—0.2%
	Indonesian Satellite Corp.
2,750	7.75%, 11/5/10	B2	B+	2,760,450

				20,412,200

JAPAN—0.5%
Corporates—0.5%
Banks and Financial Services—0.5%
	Sumitomo Mitsui Banking
5,400	8.15%, 12/31/49	Baa1	—	5,522,450
	UFJ Finance Aruba AEC
3,200	6.75%, 7/15/13	Baa1	BBB-	3,350,234

				8,872,684

MALAYSIA—3.7%
Sovereign—0.9%
	Malaysia (Sovereign)
2,200	8.75%, 6/1/09	Baa1	A-	2,722,500
9,590	7.50%, 7/15/11	Baa1	A-	11,233,726
Quasi-Sovereign—2.3%
	Petroliam Nasional Berhad
10,500	7.75%, 8/15/15	Baa1	A-	12,285,000
	Petronas Capital Limited
6,800	7.00%, 5/22/12	Baa1	A-	7,585,400
4,000	7.875%, 5/22/22	Baa1	A-	4,535,200
	Telekom Malaysia
3,000	7.875%, 8/1/25	Baa2	A-	3,221,400

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

USD
	Tenaga Nasional Berhad
14,000	7.50%, 1/15/96(a)	Baa3	BBB	$10,501,400
Corporates—0.5%
Banks and Financial Services—0.5%
	Malayan Banking Berhad
6,400	6.125%, 7/6/12	Baa1	BBB+	6,897,572

				58,982,198

PHILIPPINES—11.0%
Sovereign—8.7%
	Bangko Sentral ng Pilipinas
4,000	8.60%, 6/15/27	Ba1	BB	3,480,000
	National Power Corporation
7,000	8.40%, 12/15/16	Ba1	BB	6,341,195
	Republic of Philippines
3,000	7.50%, 9/11/07	Ba1	BB	3,141,300
18,100	8.875%, 4/15/08	Ba1	BB	19,541,611
29,250	8.375%, 3/12/09	Ba1	BB	30,420,000
22,000	9.875%, 3/16/10	Ba1	BB	24,310,000
1,000	8.25%, 1/15/14	Ba1	BB	982,500
14,100	9.375%, 1/18/17	Ba1	BB	14,896,650
2,000	6.50%, 12/1/17	Ba1	BB	1,948,794
16,050	9.875%, 1/15/19	Ba1	BB	16,651,875
3,500	9.50%, 10/21/24	Ba1	BB	3,902,500
12,879	10.625%, 3/16/25	Ba1	BB	13,941,517
Corporates—2.3%
Banks and Financial Services—0.1%
	Metropolitan Bank & Trust Company
2,400	8.50%, 11/20/12	Ba1	—	2,400,000
Conglomerates—0.3%
	SM Investors Corporation
4,450	8.00%, 10/16/07	—	—	4,539,000
Telecoms—1.5%
	Globe Telecom
9,000	13.00%, 8/1/09	Ba2	BB	10,130,217
4,750	9.75%, 4/15/12	Ba2	B+	5,272,500
	Philippine Long Distance Telecom
2,300	9.875%, 8/1/05	Ba3	BB+	2,524,480
1,500	9.25%, 6/30/06	Ba3	BB	1,591,214
2,000	10.625%, 5/15/07	Ba3	BB	2,206,243
1,300	10.50%, 4/15/09	Ba3	BB+	1,407,231
1,000	11.375%, 5/15/12	Ba3	BB	1,100,000
1,000	8.35%, 3/6/17	Ba3	BB+	860,000
Other—0.4%
	Universal Robina
5,700	9.00%, 2/6/08	Ba3	BB	5,842,500

				177,431,327

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

SINGAPORE—3.3%
Corporates—3.3%
Banks and Financial Services—2.1%
USD
	Development Bank of Singapore
11,500	7.657%, 3/15/11	A1	—	$12,993,736
5,000	7.125%, 5/15/11	Aa3	A-	5,662,500
	Oversea—Chinese Banking Corporation
13,000	7.75%, 9/6/11	A1	BBB+	15,259,503
Telecoms—0.6%
	Cable & Wireless Optus Finance
5,800	8.00%, 6/22/10	A2	A+	6,857,321
	Singapore Telecom
2,600	6.375%, 12/1/11	A1	A+	2,845,700
Other—0.6%
	Flextronics International Limited
9,600	6.50%, 5/15/13	Ba2	BB-	9,480,000

				53,098,760

SOUTH KOREA—7.3%
Sovereign—1.2%
	Republic of South Korea
12,500	8.875%, 4/15/08	A3	A-	15,037,500
4,600	4.25%, 6/1/13	A3	A-	4,338,720
Quasi-Sovereign—2.5%
	Industrial Bank of Korea
3,900	4.375%, 12/4/07	A3	BBB+	3,971,802
2,300	3.50%, 6/11/08	A3	BBB+	2,238,661
	Korea Development Bank
3,000	5.25%, 11/16/06	A3	A-	3,148,500
5,500	5.75%, 9/10/13	A3	A-	5,626,808
	Korea Electric Power Corporation
3,300	7.75%, 4/1/13	A3	A-	3,921,981
10,000	7.00%, 2/1/27	A3	A-	11,128,290
	Korea Highway Corporation
2,200	4.90%, 7/1/13	A3	A-	2,114,150
	Korea Hydro & Nuclear Power
2,750	4.25%, 1/29/08	A3	A-	2,777,438
	Korea South East Power Co. Limited
3,900	4.75%, 6/26/13	A3	—	3,659,034

	National Agricultural Coop. Federation
1,500	3.45%, 6/20/08	—	BBB+	1,438,412
Corporates—3.6%
Banks and Financial Services—2.7%
	Cho Hung Bank
5,500	6.95%, 1/7/05	Baa2	BB+	6,206,750
1,500	11.875%, 4/1/10	Baa2	BB+	1,683,750

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

USD
	Hana Bank
7,050	8.748%, 12/17/12	—	BB+	$7,561,125
	Kookmin Bank
4,700	4.625%, 12/10/07	A3	BBB+	4,802,994
	Koram Bank
1,550	4.68%, 6/18/13	—	—	1,457,000
	Korea Exchange Bank
3,550	13.75%, 6/30/10	Baa3	B+	4,151,725
	Korea First Bank
6,000	5.75%, 3/10/13	Ba1	BB+	5,820,000
	Shinhan Bank
1,600	6.25%, 9/8/13	Baa2	BB+	1,648,000
	Woori Bank
2,000	4.50%, 10/10/07	Baa2	BBB-	2,022,965
4,000	11.75%, 3/1/10	Baa3	—	4,458,000
4,000	12.75%, 3/1/10	Baa3	—	4,525,000
Other—0.9%
	Hyundai Motors
7,800	5.50%, 9/12/08	Ba1	BB+	7,880,372
	Pohang Iron & Steel Corporation
4,000	7.125%, 11/1/06	A3	A-	4,436,649
	SK Corporation
2,000	7.50%, 5/31/06	Ba2	—	2,000,000

				118,055,626

THAILAND—3.0%
Sovereign—0.2%
	Kingdom of Thailand
2,750	7.07%, 9/30/13	Baa3	BBB+	3,116,550
Quasi-Sovereign—0.4%
	PTT Exploration & Production
6,500	7.625%, 10/1/06	Baa3	BBB	7,291,044
Corporates—2.4%
Banks and Financial Services—1.9%
	Bangkok Bank Public Company
8,500	8.75%, 3/15/07	Baa3	B+	9,753,750
14,000	9.025%, 3/15/29	Baa3	B+	15,505,055
	Thai Farmers Bank PLC
4,700	8.25%, 8/21/16	Baa3	B+	5,217,000
Telecoms—0.5%
	Total Access Communication Public
7,300	8.375%, 11/4/06	B1	BB+	8,030,000

				48,913,399

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

VIETNAM—0.1%
Sovereign—0.1%
USD
	Vietnam Socialist’ s Republic
1,600	3.50%, 3/12/28	—	BB-	$1,111,648

	Total United States long-term investments (cost $554,367,212)			593,289,966

Total Long-term Investments (cost $1,731,826,250)				1,941,345,116

SHORT-TERM INVESTMENTS—28.4%
AUSTRALIA—3.0%
Corporates—3.0%
Telecoms—0.3%
AUD
	Telstra Corporation
7,000	8.00%, 9/15/04	Aa3	AA-	5,068,685
Cash/Equivalent—2.7%
	Banque National de Paris Demand Deposit (France)
61,782	4.50%, 11/1/03	—	—	43,837,195

	Total Australian short-term investments (cost $46,911,087)			48,905,880

NEW ZEALAND—0.0%
Cash/Equivalent—0.0%
NZD
	New Zealand Call Deposit
504	4.50%, 11/1/03 (cost $217,337)	—	—	309,706

SOUTH KOREA—6.7%
Government—2.1%
KRW
	Korea Deposit Insurance Fund Bond
19,000,000	8.72%, 3/12/04	—	—	16,492,353
2,000,000	15.00%, 7/3/04	—	—	1,827,968
	Korea Monetary Stabilisation Bond
20,000,000	Zero Coupon, 8/12/04	A3	—	16,371,779

	Total South Korea government (cost $33,619,754)			34,692,100

Structured Investment Vehicles—4.6%
USD
	HSBC—KRW Linked CD
23,000	Zero Coupon, 11/28/03(f)	—	—	22,936,104
17,000	Zero Coupon, 1/30/04(f)	—	—	16,883,317
21,500	Zero Coupon, 10/15/04(f)	—	—	20,831,003

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

October 31, 2003

Principal Amount Local Currency (000)**	Description	Moody’s Rating (Unaudited)	S&P Rating (Unaudited)	Value (US$)

USD
	Korea Monetary Stabilisation Bond—Embarc
3,500	4.924%, 3/2/04 (e)	—	—	$2,976,464
12,000	4.991%, 6/30/04 (e)	—	—	10,261,810

	Total South Korea structured investment vehicles (cost $74,980,942)			73,888,698

	Total South Korea short-term investments (cost $108,600,696)			108,580,798

THAILAND—0.1%
Sovereign/Government—0.1%
THB
	Thailand Government Bonds
60,000	6.25%, 6/15/04 (cost $1,383,332)	—	—	1,548,894

UNITED STATES—18.6%
Cash/Equivalents—18.6%
USD
69,125	State Street Bank & Trust Company Repurchase Agreement 0.95% due 11/3/03 in the amount of $69,130,472 (cost $ 69,125,000; collateralized by United States Treasury Bonds 8.75% due 5/15/20; value including accrued interest-$70,525,364)	—	—	69,125,000
Shares
230,837,846	State Street Securities Lending Prime Portfolio (c)	—	—	230,837,846

	Total United States short-term investments (cost $299,962,846)			299,962,846

Total Short-term Investments (cost $457,075,298)				459,308,124

Total Investments—148.7% (cost $2,188,901,548)				2,400,653,240
Collateral for Securities on loan—(14.3%)				(230,837,846)
Assets in excess of other liabilities—2.8%				44,163,379
Liquidation value of preferred stock—(37.2%)				(600,000,000)

Net Assets Applicable to Common Shareholders—100%				$1,613,978,773

Net asset value per common share ($1,613,978,773/ 264,654,000 shares of common stock issued and outstanding)				$6.10

Footnotes	to the portfolio can be found on the next page.

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

October 31, 2003

*	The interest rate reflected for floating rate notes is the rate in effect at October 31, 2003.
**	Portfolio securities are categorized according to currency exposure. When the country of issuer differs from the currency exposure, the country of issuer is denoted parenthetically.

AUD—Australian dollar

EUR—Euro

JPY—Japanese yen

KRW—South Korean won

MYR—Malaysian ringgit

NZD—New Zealand dollar

PHP—Philippine peso

SGD—Singapore dollar

THB—Thailand baht

USD—United States dollar

(a)	Illiquid Security.
(b)	Portion of securities on loan with an aggregate market value of $221,068,506; cash collateral of $230,837,846 was received with which the Fund purchased securities.
(c)	Represents security purchased, with cash collateral received for securities on loan.
(d)	Value of security is linked to the value of Government of Korea Bank bonds 4.75%-5.77%, 10/9/07-3/12/08 and the movement of the South Korean won.
(e)	Value of security is linked to the value of Government of Korea Bank bonds 5.87%-5.97%, 3/6/04-6/20/04 and the movement of the South Korean won.
(f)	Security is linked to the movement of the South Korean Won.
(g)	Security is linked to the movement of the South Korean Won using a currency swap.
(h)	Security linked to the Philippines Peso.

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities

October 31, 2003

Assets
Investments, at value including securities on loan of $221,068,506 (cost $2,188,901,548)	$2,400,653,240
Foreign currency, at value (cost $13,439,746)	13,527,715
Cash	742,460
Interest receivable	36,840,102
Receivable for investments sold	3,962,768
Due from broker-variation margin	3,443,750
Unrealized appreciation on interest rate and currency swaps	1,499,617
Other assets	737,962
Unrealized appreciation on forward currency contracts	396,368

Total assets	2,461,803,982

Liabilities
Collateral for securities on loan	230,837,846
Dividends payable-common stock	9,262,890
Payable for investments purchased	3,102,038
Withholding taxes payable	1,590,229
Accrued expenses and other liabilities	1,218,349
Investment management fee payable	912,553
Dividends payable-preferred stock	583,977
Administration fee payable	173,799
Unrealized depreciation on forward currency contracts	78,489
Interest payable on interest rate swaps	65,039

Total liabilities	247,825,209

Preferred stock ($.01 par value per share and $25,000 liquidation value per share applicable to 24,000 shares; Note 6)	600,000,000

Net Assets Applicable to Common Shareholders	$1,613,978,773

Net assets were composed of:
Common stock:
Par value ($.01 per share, applicable to 264,654,000 shares)	$2,646,540
Paid-in capital in excess of par	1,783,377,468

1,786,024,008
Accumulated net investment loss	(42,484,471)
Accumulated net realized loss on investments	(18,923,016)
Net unrealized appreciation on investments	37,089,849
Accumulated net realized and unrealized foreign exchange losses	(147,727,597)

Net Assets Applicable to Common Shareholders	$1,613,978,773

Net asset value per common share: ($1,613,978,773 ÷ 264,654,000 shares of common stock issued and outstanding)	$6.10

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations

Year Ended October 31, 2003

Net Investment Income
Income
Interest (net of foreign withholding taxes of $ 6,072,789)	$127,426,047
Income from securities lending, net	42,093

127,468,140

Expenses
Investment management fee	11,098,256
Administration fee	2,435,937
Custodian’s fees and expenses	2,142,000
Auction agent’s fees and broker commissions	1,560,000
Legal fees and expenses	1,420,000
Reports to shareholders and proxy solicitation	965,000
Directors’ fees and expenses	565,000
Insurance expense	505,000
Transfer agent’s fees and expenses	345,000
Investor relations fees and expenses	180,000
Independent auditors’ fees and expenses	164,000
Miscellaneous	242,055

Total operating expenses	21,622,248

Net investment income	105,845,892

Realized and Unrealized Gains (Losses) on Investments and Foreign Currencies
Net realized gain (loss) on:
Investment transactions	33,400,327
Foreign currency transactions	36,656,052
Interest rate and currency swaps	(1,945,595)
Financial futures transactions	927,430

69,038,214

Net change in unrealized appreciation (depreciation) on:
Investments	(42,542,758)
Foreign currency translations	262,113,796
Interest rate and currency swaps	776,460
Financial futures contracts	(1,492,660)

218,854,838

Net gain on investments, foreign currencies, futures and swaps	287,893,052

Net increase in Net Assets from operations	393,738,944

Dividends from net investment income to preferred shareholders	(8,478,619)

Net Increase In Net Assets Applicable to Common Shareholders Resulting From Operations	$385,260,325

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows

Year Ended October 31, 2003

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used in) operating activities
Interest received from investments (excluding premium/discount amortization of $6,450,184)	$127,735,265
Interest received from securities lending	42,093
Expenses paid	(21,601,877)
Purchases of short-term portfolio investments, net	(70,235,814)
Purchases of long-term portfolio investments	(720,951,699)
Proceeds from sales of long-term portfolio investments	800,073,835
Loss on swaps and futures	(1,018,165)
Other	(100,832)

Net cash provided from operating activities	113,942,806

Cash flows used for financing activities
Dividends and distributions paid to common shareholders	(111,152,713)
Dividends paid to preferred shareholders	(8,600,150)

Net cash used for financing activities	(119,752,863)

Effect of changes in exchange rate	6,329,585

Net increase in cash	519,528
Cash at beginning of year	13,750,647

Cash at end of year	$14,270,175

Reconciliation of Cash Provided From Operating Activities
Net increase in total net assets resulting from operations	$393,738,944

Decrease in investments	7,588,113
Net realized gain on investment transactions	(33,400,327)
Net realized gain on foreign currency transactions	(36,656,052)
Net realized loss on interest rate and currency swaps	1,945,595
Net realized gain on financial futures contracts	(927,430)
Net change in unrealized appreciation on investments	42,542,758
Net change in unrealized appreciation on foreign currency translation	(262,113,796)
Net change in unrealized appreciation on interest rate and currency swaps	(776,460)
Net change in unrealized depreciation on financial futures contracts	1,492,660
Increase in interest receivable	(4,752,651)
Decrease in payable for preferred dividends	(121,531)
Net increase in other assets	(100,832)
Increase in payable for investments purchased	3,101,065
Decrease in receivable for investments sold	4,468,923
Increase in accrued expenses and other liabilities	(20,371)
Decrease in variation margin and swap appreciation	(2,065,802)

Total adjustments	(279,796,138)

Net cash provided from operating activities	$113,942,806

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets

	Year Ended October 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations
Net investment income	$105,845,892	$104,672,313
Net realized gain (loss) on investments, foreign currency transactions, futures and swaps	69,038,214	(78,303,789)
Net change in unrealized appreciation/depreciation on investments, foreign currency translations, futures and swaps	218,854,838	209,179,033

Net increase in net assets from operations	393,738,944	235,547,557

Dividends from net investment income to preferred shareholders	(8,478,619)	(12,375,836)

Net increase in Net Assets applicable to common shareholders resulting from operations	385,260,325	223,171,721

Dividends from net investment income to common shareholders	(82,520,630)	(41,276,180)
Tax return of capital distribution	(28,632,083)	(75,370,804)

Total dividends and distributions to common shareholders	(111,152,713)	(116,646,984)

Cost of Fund shares reacquired in repurchase program (0 and 2,127,600 shares, respectively)	—	(8,494,873)

Total increase in net assets applicable to common shareholders	274,107,612	98,029,864
Net Assets Applicable to Common Shareholders
Beginning of year	1,339,871,161	1,241,841,297

End of year	$1,613,978,773	$1,339,871,161

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the Investment Company Act of 1940 regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation:

The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America, using the United States dollar as both the functional and reporting currency.

Security Valuation:

The Fund’s Board of Directors has adopted Pricing and Valuation Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. In accordance with the Procedures, investments are stated at value. Investments for which market quotations are readily available are valued at the last trade price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the quoted bid price or the mean between the quoted bid and asked price on the date of determination as obtained from a pricing source. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value in good faith using methods set forth in the Procedures.

Repurchase Agreements:

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund’s policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Australian dollar (“AUD”), New Zealand dollar (“NZD”) and Asian currency amounts are translated into United States dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the exchange rates at the end of the reporting period;

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at October 31, 2003. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting periods.

Net realized and unrealized foreign exchange gains include realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at October 31, 2003 represent foreign exchange gains for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The exchange rate at October 31, 2003 was USD0.71 to AUD1.00.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are recorded on the accrual basis. The preparation

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Forward Currency Contracts:

A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to manage its foreign currency exposure. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or commodities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund periodically, depending on the periodic fluctuations in the value of the underlying security or commodity. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts to manage its interest rate exposure. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Securities Lending:

The Fund’s investment policies permit the Fund to lend to banks and broker-dealers, portfolio securities with an aggregate market value of up to 15% of the Fund’s total assets when it deems advisable. Pursuant to a securities lending agreement (“Agreement”) between the Fund and State Street Bank and Trust Company (“State Street”), any loans made under the Agreement must be secured by collateral (consisting of any combination of cash, U.S. Government securities, irrevocable letters of credit or other high-quality debt securities) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. An amendment to the Agreement provides that the cash collateral may be invested in State Street Securities Lending Prime Portfolio, an affiliate of State Street, and proceeds from this investment are divided 70% as to the Fund and 30% as to State Street.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

The Agreement also provides that the Fund may terminate the loans at any time and obtain the return of the securities, and that the Fund will continue to receive any interest or dividends obtained on any of the loaned securities and will continue to have voting rights with respect to the securities.

If the Fund makes investments with cash collateral received for securities loaned, the Fund records the investments in the portfolio of investments and records a corresponding liability in the statement of assets and liabilities.

In the event the Fund lends its portfolio securities, the Fund may be exposed to counterparty risk, which may result in the delay in recovery of the loaned securities or possible loss of right in the collateral should the borrower become insolvent. However, under the amendment to the Agreement, State Street will indemnify the Fund in the case of borrower default.

Interest Rate and Currency Swaps:

The Fund may engage in certain swap transactions in order to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return or to hedge the AMPS.

An interest rate swap is an agreement between two parties which involves the exchange of floating and fixed rate interest payments (an interest rate and currency swap involves the exchange of interest rate payments in another currency) for a specified period of time. Interest rate and currency swaps involve the accrual and exchange of interest payments between the parties.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

A significant type of risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreement. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the AMPS. The implementation of this strategy is at the discretion of the AMPS Pricing Committee of the Board of Directors.

Dividends and Distributions:

It is the Fund’s current policy to pay dividends from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to common shareholders

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued on a weekly basis and are determined as described in Note 6.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Taxes:

For federal income and excise tax purposes, the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars or transactions in New Zealand dollars or Asian country currencies are recognized for tax purposes.

No provision has been made for United States income taxes because it is the Fund’s policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The chart below summarizes the withholding tax rates in effect on interest income at the period end.

Country	Withholding Tax Rate

Australia	10%
China	10
Japan	10
Korea	12
Malaysia	30
New Zealand	10
Philippines	15
Singapore	30
Thailand	15

Cash Flow Information:

The Fund invests in securities and makes distributions to common shareholders from net investment income and net realized gains from investment and currency transactions, and to the extent necessary, from return of paid-in capital. These distributions are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Reclassifications:

Certain prior year amounts have been reclassified to conform to the current year’s presentation. Such reclassifications had no effect on the Fund’s net assets, or results of operations. Additionally, certain components of net assets applicable to common shareholders in the statement of assets and liabilities as of October 31, 2002 have been reclassified from the prior year relating primarily to the cumulative adjustment for the amortization of premiums upon adoption of the provisions of the AICPA Audit and Accounting Guide for Investment Companies. Accumulated net investment loss was increased by $39,316,005, accumulated net realized and unrealized foreign exchange losses were increased by $14,056,185 and net unrealized appreciation on investments was increased by $53,372,190. Net assets applicable to common shareholders were not affected by this change.

Note 2. Agreements

Aberdeen Asset Managers (C.I.) Limited (the “Investment Manager”) serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are direct and indirect wholly-owned subsidiaries, respectively, of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly total net assets of common and preferred shareholders up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1,750 million and 0.45% of such assets in excess of $1,750 million.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $4,884,789 to the Investment Adviser during the year ended October 31, 2003.

Prudential Investments LLC (the “Administrator”) serves as administrator to the Fund pursuant to an agreement. The administration agreement provides the Administrator with a fee at the annual rate of 0.15% of the Fund’s average weekly total net assets of common and preferred shareholders up to $900 million, 0.10% of such assets between $900 million and $1,750 million and 0.07% of such assets in excess of $1,750 million. During the year ended

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2003, the Administrator remitted $240,000 to the Investment Manager for certain compliance related administrative services provided.

Under terms of an Investor Relations Services Agreement, Aberdeen Fund Managers, Inc. (doing business under the name Aberdeen Asset Management) (“Aberdeen”), an affiliate of the Fund’s Investment Manager and Investment Adviser, serves as the Fund’s investor relations services provider. This agreement provides Aberdeen with a monthly retainer fee of $10,000 plus out-of-pocket expenses. During the year ended October 31, 2003, the Fund incurred fees of approximately $120,000 for the services of Aberdeen. As of October 31, 2003, $10,000 of this amount was due to Aberdeen. Investor relations fees and expenses of $180,000 in the Statement of Operations include certain out-of-pocket expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2003 aggregated $717,847,716 and $792,928,727, respectively.

The Fund entered into an interest rate and foreign currency swap on February 16, 1999. Under the terms of the swap, the Fund receives interest at a rate of 11.50% based on a notional amount of KRW5,124,367,250 and pays interest at a rate of 3.70% based on a notional amount of JPY500,000,000. Net receipts or payments of such amounts are exchanged semi-annually. At October 31, 2003, the unrealized appreciation on this swap was $118,325. The swap is scheduled to terminate on April 26, 2006.

In 2003, the Board of Directors resolved to amend the Fund’s policies with respect to derivatives to increase the percentage of the Fund’s AMPS which may be hedged pursuant to interest rate swaps from up to one-third to up to 100% of the AMPS. Effective October 30, 2003, the Fund entered into a new interest rate swap agreement. The new agreement is based on an aggregate notional amount of $480,000,000, representing 80% of the total AMPS outstanding. Under the terms of the new agreement, the Fund receives a floating rate of interest (one month USD-LIBOR BBA rate), and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
UBS AG	October 31, 2005	$96,000	2.1025%	1 month LIBOR	$57,576
UBS AG	October 31, 2006	96,000	2.6900%	1 month LIBOR	146,455
UBS AG	October 31, 2007	144,000	3.1600%	1 month LIBOR	345,176
UBS AG	October 31, 2008	144,000	3.5400%	1 month LIBOR	832,085

					$1,381,292

Net interest income of $441,203 on interest rate and currency swaps earned during the year is included in interest income in the Statement of Operations.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

At October 31, 2003 the Fund had outstanding forward currency contracts to buy and sell foreign currency against United States dollars as follows:

Foreign Currency Sale Contract	Value at Settlement Date Receivable	Current Value	Depreciation
Australian Dollar
settlement date 11/4/03	$3,529,150	$3,547,750	$(18,600)

Foreign Currency Purchase Contract	Value at Settlement Date Payable	Current Value	Appreciation (Depreciation)
Philippine Peso
settlement date 11/28/03	$12,500,000	$12,841,742	$341,742
South Korean Won
settlement date 11/18/03	22,800,000	22,854,626	54,626

settlement date 12/16/03	8,300,000	8,240,111	(59,889)

	$43,600,000	$43,936,479	$336,479

During the year ended October 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at October 31, 2003 are as follows:

Number of Contracts	Type	Expiration Date	Value at October 31, 2003	Value at Trade Date	Unrealized Appreciation/ (Depreciation)
24	Short Positions: 20yr U.S. Treasury Bonds	Dec. 03	$2,609,250	$2,515,500	$(93,750)
310	10yr U.S. Treasury Notes	Dec. 03	34,812,031	33,774,469	(1,037,562)
173	5yr U.S. Treasury Notes	Dec. 03	19,343,563	18,909,922	(433,641)
185	3yr Australian Treasury Bonds	Dec. 03	13,269,842	13,328,989	59,147

					$(1,505,806)

71	Long Positions: 10yr Australian Treasury Bonds	Dec. 03	$5,119,182	$5,150,487	$(31,305)

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Note 4. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) in the Statement of Assets and Liabilities in a way that more closely represents their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments.

For the year ended October 31, 2003, the adjustments were to decrease accumulated net investment loss by $22,125,626, decrease accumulated net realized gain on investments by $27,829,388, decrease accumulated net realized and unrealized foreign exchange losses by $36,181,378 and decrease paid-in capital in excess of par by $30,477,616. Net investment income, net realized losses and net assets applicable to common shareholders were not affected by this change. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premiums.

For the years ended October 31, 2003 and October 31, 2002, the tax character of total distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets, were $82,520,630 and $41,276,180 of ordinary income and $28,632,083 and $75,370,804 of return of capital distributions, respectively.

For federal income tax purposes, the Fund has a net capital loss carryforward as of October 31, 2003 of approximately $19,311,000 which expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Additionally, the Fund utilized approximately $1,845,500 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2003.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2003 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$2,395,761,704	$51,142,882	$(46,251,346)	$4,891,536

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, differing tax treatment for foreign currencies and recognition of discount and of premium amortization.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (continued)

Note 5. Common Stock

There are 400 million shares of common stock authorized. At October 31, 2003, there were 264,654,000 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 10%. The number of shares repurchased and cancelled under this program for the years ended October 31, 2003 and October 31, 2002 were 0 and 2,127,600, respectively.

Note 6. Preferred Stock

The Preferred Stock shareholders have rights as determined by the Board of Directors. The 24,000 shares of Auction Market Preferred Stock (“Preferred Stock”) outstanding consist of nine series as follows: Series A—3,000 shares, Series B—3,000 shares, Series C—2,000 shares, Series D—4,000 shares, Series E—2,000 shares, Series F—2,000 shares, Series G—3,000 shares, Series H—2,500 shares and Series I—2,500 shares.

Dividends on each series of Preferred Stock are cumulative at a rate established at the initial public offering and are typically reset every 28 days for Series A through D and every seven days for Series E through I based on the results of an auction. Dividend rates ranged from 1.0% to 2.1% during the year ended October 31, 2003. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at liquidation value plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at liquidation value plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Charter are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Fund’s directors.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (concluded)

Note 7. Subsequent Events

On November 17, 2003 and December 15, 2003, the Board of Directors declared a monthly distribution of 3.5 cents per share payable on December 12, 2003 and January 9, 2004 to all shareholders of record as of November 28, 2003 and December 31, 2003, respectively (ex-dividend dates November 25, 2003 and December 29, 2003, respectively).

Subsequent to October 31, 2003, dividends and distributions declared and paid on Preferred Stock totaled approximately $834,310 for the nine outstanding preferred share series in the aggregate through December 12, 2003.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights

Year Ended October 31, 2003
PER SHARE OPERATING PERFORMANCE*:
Net asset value per common share, beginning of year	$5.06

Net investment income	.40
Net realized and unrealized gain (loss) on investments and foreign currencies	1.09

Total from investment operations	1.49

Dividends from net investment income to preferred shareholders	(.03)
Dividends from net investment income to common shareholders	(.31)
Tax return of capital distribution	(.11)
Distributions from net capital and currency gains to preferred shareholders	—
Distributions from net capital and currency gains to common shareholders	—

Total dividends and distributions	(.45)

Capital reduction with respect to issuance of shares	—
Increase resulting from Fund share repurchase	—

Net asset value per common share, end of year	$6.10

Market price per common share, end of year	$6.03

TOTAL INVESTMENT RETURN BASED ON†:
Market value	53.64%
Net asset value	30.55%
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS/SUPPLEMENTAL DATA#:
Expenses††	1.45%
Net investment income available to common shareholders	6.51%
Portfolio turnover rate	37%
Net assets of common shareholders, end of year (000 omitted)	$1,613,979
Average net assets of common shareholders (000 omitted)	$1,496,312
Senior securities (preferred stock) outstanding (000 omitted)	$600,000
Asset coverage of preferred stock at end of year	369%

*	Calculated based upon average shares outstanding during the year.
†	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
††	Includes expenses of both preferred and common stock.
#	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Expense ratios relative to the average net assets of common and preferred shareholders are 1.03%, 1.03%, 1.03%, .98% and .95%, respectively. Ratios to average net assets of net investment income before preferred stock dividends are 7.07%, 8.18%, 10.76%, 10.52% and 9.79%, respectively. Ratios to average net assets of preferred stock dividends are .57%, .97%, 2.28%, 2.30% and 1.45%, respectively.
##	Less than $0.005 per share.
###	Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain (loss) per share by $0.05 and decrease the ratio of net investment income from 8.31% to 7.21%. Per share amounts and ratios for the years ended prior to October 31, 2002 have not been restated to reflect this change in presentation.

NOTE:	Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets of common shareholders and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s common shares.

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

Year Ended October 31,
2002###	2001	2000	1999

$4.65	$4.78	$6.20	$7.33

.40	.53	.60	.67
.50	(.01)	(1.28)	(.35)

.90	.52	(.68)	.32

(.05)	(.11)	(.13)	(.10)
(.16)	(.22)	(.39)	(.63)
(.28)	(.32)	(.21)	—
—	—	(.01)	(.02)
—	—	—	(.09)

(.49)	(.65)	(.74)	(.84)

—	—	—	(.61)
— ##	—	—	—

$5.06	$4.65	$4.78	$6.20

$4.25	$4.02	$3.86	$6.00

17.01%	18.74%	(26.73)%	20.96%
19.65%	10.91%	(12.19)%	(5.15)%

1.51%	1.51%	1.36%	1.26%
7.21%	8.48%	8.22%	8.34%
36%	47%	64%	89%
$1,339,871	$1,241,841	$1,279,346	$1,657,365
$1,280,112	$1,299,044	$1,530,638	$1,775,894
$600,000	$600,000	$600,000	$600,000
326%	308%	316%	376%

See Notes to Financial Statements

Aberdeen Asia-Pacific Income Fund, Inc.

Report of Independent Auditors

To the Shareholders and Board of Directors of

Aberdeen Asia-Pacific Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) at October 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 18, 2003

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited)

As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund’s fiscal year end (October 31, 2003) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 2003, the Fund paid dividends and distributions to common shareholders of $.31 and $.11 of net investment income and return of capital, respectively. During fiscal year 2003, the Fund paid amounts for dividends and distributions to preferred shareholders from net investment income and capital gains as shown in the table below. These dividends do not qualify for the 70% dividends received deduction for corporations.

The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

Common Shares	Gross Amount	Foreign Taxes Paid	Net Dividends and Distributions Paid
Distributions:
Foreign Source	$.2984	$.0240	$.2744
United States	.1456	—	.1456

	$.4440	$.0240	$.4200

Preferred Shares

Series A:
Ordinary Income:
Foreign Source	$264.62	$18.98	$245.64
United States	130.41	—	130.41

	$395.03	$18.98	$376.05

Series B:
Ordinary Income:
Foreign Source	$252.73	$18.13	$234.60
United States	124.54	—	124.54

	$377.27	$18.13	$359.14

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited) (continued)

Common Shares	Gross Amount	Foreign Taxes Paid	Net Dividends and Distributions Paid
Series C:
Ordinary Income:
Foreign Source	$255.33	$18.32	$237.01
United States	125.83	—	125.83

	$381.16	$18.32	$362.84

Series D:
Ordinary Income:
Foreign Source	$263.80	$18.92	$244.88
United States	130.00	—	130.00

	$393.80	$18.92	$374.88

Series E:
Ordinary Income:
Foreign Source	$246.60	$17.69	$228.91
United States	121.52	—	121.52

	$368.12	$17.69	$350.43

Series F:
Ordinary Income:
Foreign Source	$244.48	$17.54	$226.94
United States	120.47	—	120.47

	$364.95	$17.54	$347.41

Series G:
Ordinary Income:
Foreign Source	$239.90	$17.21	$222.69
United States	118.22	—	118.22

	$358.12	$17.21	$340.91

Series H:
Ordinary Income:
Foreign Source	$246.48	$17.68	$228.80
United States	121.46	—	121.46

	$367.94	$17.68	$350.26

Series I:
Ordinary Income:
Foreign Source	$246.38	$17.67	$228.71
United States	121.41	—	121.41

	$367.79	$17.67	$350.12

Aberdeen Asia-Pacific Income Fund, Inc.

Federal Tax Information (Unaudited) (concluded)

Although the Fund has made the election required to make this foreign tax credit or deduction available to you, the amount of allowable tax credit is subject to Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

In January 2004 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 2003 federal income tax returns.

Aberdeen Asia-Pacific Income Fund, Inc.

Other Information (Unaudited)

Dividend Reinvestment and Cash Purchase Plan.—Shareholders may elect to have all distributions automatically reinvested in Fund shares pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

EquiServe Trust Company N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: If the market price of the Fund’s common stock plus any applicable brokerage commission is equal to or exceeds net asset value per share, Plan participants will receive newly issued shares of common stock valued at the greater of net asset value or 95% of the then current market price. If, on the other hand, the net asset value plus any brokerage commission exceeds the market price, the Plan Agent will buy shares in the open market. If the market price plus any applicable brokerage commission exceeds net asset value before the Plan Agent has completed its purchases, the Fund will issue new shares to complete the program. All reinvestments are in full and fractional shares carried to three decimal places.

There is no direct charge to participants for reinvesting distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

The Fund or Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to shareholders of the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Other Information (Unaudited) (concluded)

Participants in the Plan may withdraw some or all of their shares from the Plan upon written or telephonic notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by requesting and giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

All correspondence concerning the Plan should be directed to the Plan Agent, EquiServe Trust Company N.A., P.O. Box 43011, Providence, RI 02940-3011.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited)

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or the Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Interested Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Martin J. Gilbert** c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 48	Chairman of the Board; Class III Director	Term expires 2006; Director since 2001	Mr. Gilbert is the Chief Executive and an Executive Director of Aberdeen Asset Management PLC, which was established in 1983 and is the parent company of the Fund’s Investment Manager and Investment Adviser. He is one of the founding directors of Aberdeen Asset Management PLC and has been involved in the investment management industry since 1982, after he qualified as a chartered accountant. He has been Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. since 2001. He has been a Director of Aberdeen Asset Management Limited (the Fund’s Investment Adviser) and Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager) since 2000.

Beverley Hendry** 300 Las Olas Place 300 S.E. 2nd Street, Suite 820 Fort Lauderdale, FL 33301 Age: 49	Class I Director	Term as Director expires 2004; Director since 2001	Mr. Hendry has served as Chief Executive Officer of Aberdeen Fund Managers, Inc. (affiliate of the Fund’s Investment Manager and Investment Adviser) since 1995. Mr. Hendry has been a Director of Aberdeen Asset Managers (C.I.) Limited (the Fund’s Investment Manager) since 2001. He also served as Executive Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) from 1991 to 2002. Mr. Hendry is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2

Aberdeen Global Income Fund, Inc., Aberdeen Asia-Pacific Income Investment Company Limited.

Mr. Gilbert is also a Director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

1	Mr. Hendry is a Director of foreign funds advised by entities affiliated with the Investment Manager and the Investment Adviser.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Interested Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Brian M. Sherman** 2 Paddington Street Paddington, NSW 2021 Australia Age: 60	Class II Director	Term expires 2005; Director since 1986

Mr. Sherman has 36 years experience in international funds management, stockbroking, and in particular, 24 years in the funds management industry in Australia, managing money in equities and bonds. He was Chairman of the Fund from 2000 to 2001 and President of the Fund to 2001. Until December 2000, he was Chairman and Joint Managing Director of the Fund’s Investment Adviser, and a Director of the Fund’s Investment Manager.

Mr. Sherman was also Vice President and a Director from 1992 to 2000, and Chairman from 1995 to 2000, of Aberdeen Global Income Fund, Inc.; President from 1985 to 2001 and Director from 1985 to 2000 of Aberdeen Australia Equity Fund, Inc.; Joint Managing Director from 1986 to 2001 and Chairman from 1995 to 2001 of Aberdeen Asia-Pacific Income Investment Company Limited; Joint Managing Director from 1988 to 2000 of EquitiLink Limited (holding company); and a Director of Equitilink E Link Ltd. from 1998 to 2002 (listed investment company). Mr. Sherman was a Director of the Sydney Olympic Games Organizing Committee (SOGOC) from 1996 until 2000. He is currently Chairman of Sherman Group Limited, an investment company; Chairman of Sonic Communications Pty. Limited; and Chairman of Pulse International Pty. Limited. Mr. Sherman has also been President of the Australian Museum Trust (since 2000).

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex * Overseen by Director	Other Directorships Held by Director

1	Aberdeen Asia-Pacific Income Investment Company Limited; EquitiLink Holdings Pty. Limited (holding company); Aberdeen Leaders Limited (investment company); Ten Network Holdings Limited (television network); Kirman Pty. Limited; Kirman Holdings Pty. Limited; Hestian Pty. Limited; EIML Australia Pty. Limited.

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Messrs. Gilbert and Hendry are deemed to be interested persons because of their affiliation with the Fund’s Investment Manager and Investment Adviser. Mr. Sherman is deemed to be an interested person because of his ownership of securities of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager and Investment Adviser.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anthony E. Aaronson 116 South Anita Avenue Los Angeles, CA 90049 Age: 66	Class I Director	Term expires 2004; Director since 1986	Mr. Aaronson is owner of Aaronson Textiles. He was a Director of the Textile Association of Los Angeles from 1997 to 2000. Mr. Aaronson has extensive experience in the management of private investments. He served as Chairman of the Audit Committee of the Fund from the inception of the Fund until 2000.

David L. Elsum, A.M. c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 66	Class III Director	Term expires 2006; Director since 1986	Mr. Elsum has over 20 years of experience in investment and insurance markets. He was a member of the Corporations and Securities Panel of the Australian Securities Commission until 2000, a member of the Australian Federal Government Administrative Appeals Tribunal until 2001, Chairman of Audit Victoria (government statutory authority) from 1997 to 2000, and has been a member of the State of Victoria Regulator-General Appeal Panel since 2001. Mr. Elsum is Chairman of Stodart Investment Pty. Ltd. He was founding Managing Director of Capel Court Investment Bank, and has served as Chief Executive of several major public companies, including The MLC Limited (insurance) and President of the State of Victoria Superannuation Fund (pension fund management).

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 53	Class II Director	Term expires 2005; Director since 2001	Mr. Malone is a self-employed solicitor. He has been chairman or a director of several companies in the health care industry since 1998. Mr. Malone has been Chairman since 2000 and a Director since 1998 of Regent GM Laboratories Ltd. (generic pharmaceutical manufacturer); a Director of Chiltern Invadex plc (manufacturers of patient handling and showering equipment) from 1998 to 2002; a Director of Ultrasis plc (developers of health care software) since 1999, a Director of European Growth and Income Trust plc (investment trust) since 1999, a Director of Quinta dos Pinhieros Limited (real estate) since 2001; and a Director of Sense-Sonic Limited. Mr. Malone was Minister of Health between 1994 and 1997, and a Member of Parliament from Winchester between 1992 and 1997. Mr. Malone was the Executive Editor of The European in 1998.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2	Aberdeen Australia Equity Fund, Inc.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Melbourne Wholesale Fish Market Pty. Ltd.; Queen Victoria Market Pty. Ltd. (municipal market); Financial Planning Association Limited (industry association); Aberdeen Leaders Limited (investment company).

1	Aberdeen Asia-Pacific Income Investment Company Limited.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Neville J. Miles 2 Paddington Street Paddington, NSW 2021 Australia Age: 57	Class I Director	Term expires 2004; Director since 1996

Mr. Miles has over 20 years of international investment banking experience. He was formerly head of Corporate Treasury at Westpac Banking Corporation and Managing Director of Ord Minnett Securities Limited (stockbrokers). Mr. Miles has extensive experience in the areas of corporate acquisitions and equity offerings.

Mr. Miles is currently an investor and real estate developer. He has served, for over five years, as a Director of Ballyshaw Pty. Ltd. (investing/consulting) and Dawnglade Pty. Ltd. (real estate investment), and has served as a Director of Villaren Pty. Ltd. (real estate investment company) since 1999; Sonic Communications Pty. Ltd. since 2000, and Commsecure Limited since 2002.

Peter J. O’Connell c/o Multiplex Asset Management Level 2, No. 1 Kent St. Sydney, Australia Age: 50	Class III Director	Term expires 2006; Director since 1999	Mr. O’Connell is involved in modern technology developments, has extensive business experience in the Asian region, and has served as an international mergers and acquisitions lawyer in this region. Mr. O’Connell is admitted as a solicitor in Australia and he has been Managing Director of Multiplex Infrastructure Pty. Ltd. (infrastructure investment) and Executive Chairman of Multiplex Asset Management Pty. Ltd. (building, operations management) since 2003. Mr. O’Connell has also served as Chief Executive Officer of Lang Holdings (Aust) Pty. Ltd. (technology consulting) from 2000 to 2003; Chief Executive Officer of Ten Ventures Pty. Ltd. (establishment of media-based internet businesses) from 1999 to 2000; and Chief Executive Officer of Smart Device Marketing Company from 2001 to 2002. Mr. O’Connell was Chief of Operations of Consolidated Press Holdings Pty. Limited (supervision of private equity investments) from 1996 to 1999; Chief Executive Officer (from 1994 to 1996) and Director (from 1994 to 1999) of Hargrave Consultants Pty. Ltd., (technology consulting).

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Aberdeen Leaders Limited (investment company).

2	Aberdeen Australia Equity Fund, Inc.; Telestra Stadium Ltd,; Commander Communications Ltd.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William J. Potter c/o Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 55	Class III Director	Term expires 2006; Director since 1986

Mr. Potter has extensive experience in investment banking and fund management. Mr. Potter has held senior positions with Toronto Dominion Bank, Barclays Bank PLC, and Prudential Securities, Inc., as well as board of director positions with investment funds involving over $20 billion in assets since 1983. Mr. Potter has been involved in the Australian capital markets since 1974, including management and board of director positions with a noted Australian brokerage house. Mr. Potter is President of a U.S. investment bank and has securities licenses in both the U.S. and Canada. Mr. Potter also has extensive securities underwriting experience in various capital markets with an emphasis on natural resources.

Mr. Potter is currently President of Ridgewood Group International Ltd., an international consulting and merchant banking company, and President of Ridgewood Capital Funding, Inc., a private placement securities firm.

Peter D. Sacks 445 King Street West, 4th Floor Toronto, Ontario M5V 1K4 Canada Age: 58	Class II Director	Term expires 2005; Director since 1993	Mr. Sacks is currently Managing Partner of Toron Capital Markets, Inc., a company he established in 1988 to design and manage customized equity, fixed income and currency portfolios for individual and corporate clients. Mr. Sacks serves on the Boards of Directors of Toron Capital Markets, Inc. (portfolio management), Toron Capital Management, Ltd. and Toron Asset Management, Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; National Foreign Trade Counsel (trade association); Alexandria Bancorp (banking group in Cayman Islands); E.C. Power, Inc. (energy company); Alexandria Funds.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited; Horizons Funds, Inc.; Cirrus Financial Concepts Inc.; Chirp Holdings Inc.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (continued)

Board of Directors Information (continued)

Independent Directors (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Dr. Anton E. Schrafl Wiesenstrasse 7 CH 8008 Zurich Switzerland Age: 71	Preferred Stock Director	Current term expires 2004; Director since 1998	Dr. Schrafl was Deputy Chairman of Holcim Limited, a global manufacturer and distributor of cement and allied products until May 2002. He currently serves as Chairman of the Board of Directors of Dynavest, Ltd., an investment management company. Until 2003, Dr. Schrafl served on the Board of Directors of Organogenesis, Inc., a medical products company involved in biotechnological tissue engineering, and Apogee Technology Inc., a manufacturer of digital amplifiers.

John T. Sheehy 560 Sylvan Avenue Englewood Cliffs, NJ 07632 Age: 61	Preferred Stock Director	Current term expires 2004; Director since 1986	Mr. Sheehy has over 30 years’ experience in investment banking with companies such as J.P. Morgan & Company and Bear, Stearns & Co. Inc. His specialty areas include securities valuation, public offerings and private placements of debt and equity securities, mergers and acquisitions and management buyout transactions. He has been Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, and Managing Member of The Value Group LLC (private equity) since 1997.

Aberdeen Asia-Pacific Income Fund, Inc.

Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

2	Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

3	Aberdeen Australia Equity Fund, Inc.; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Investment Company Limited.

*	Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc. have a common investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Management of the Fund (Unaudited) (concluded)

Board of Directors Information (continued)

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Hugh Young 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 45	President**	Since 2001	Managing Director of Aberdeen Asset Management PLC (parent company of the Fund’s Investment Manager and Investment Adviser) (from 1991 to 2002); Managing Director of Aberdeen Asset Management Asia Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 1991); Managing Director of Aberdeen International Fund Managers Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 2000); Director of the Investment Manager and the Investment Adviser (since 2000); Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.

James Blair 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 37	Vice President**	Since 2003	Assistant Vice President (from 2002 to 2003); Director and Head of Asia-Pacific Fixed Income of Aberdeen Asset Management Asia Limited (affiliate of the Fund’s Investment Manager and Investment Adviser) (since 2001); Regional head of fixed income of EquitiLink Australia Limited (from 1995 through 2000).

Christian Pittard No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands Age: 30	Treasurer and Assistant Secretary**	Since 2001	Managing Director of the Fund’s Investment Manager (since 2000); Managing Director of Aberdeen Private Wealth Management (affiliate of the Fund’s Investment Manager and Investment Adviser); Chartered Accountant, KPMG (from 1994 to 1998) and Quorum Trust Group (1998).

Roy M. Randall Level 12, The Chifley Tower 2 Chifley Square Sydney, NSW 2000 Australia Age: 67	Secretary**	Since 1986	Consultant to The Seidler Law Firm, Australian counsel to the Fund (since 2003); Partner of Stikeman, Elliott, Australian counsel to the Fund (from 1997 through 2002).

*	Officers hold their positions with the Fund until a successor has been duly elected and qualified. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of stockholders. The officers were last elected on June 12, 2003.
**	Messrs. Young, Pittard and Randall hold the same position(s) with Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Blair holds the same position with Aberdeen Global Income Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Directors

Officers

Martin J. Gilbert, Chairman

Anthony E. Aaronson

David L. Elsum

Beverley Hendry

P. Gerald Malone

Neville J. Miles

Peter J. O’Connell

William J. Potter

Peter D. Sacks

Anton E. Schrafl

John T. Sheehy

Brian M. Sherman

Hugh Young, President

James Blair, Vice President

Christian Pittard, Treasurer and Assistant Secretary

Roy M. Randall, Secretary

Timothy Sullivan, Assistant Treasurer

Simon Bignell, Assistant Treasurer

Jack R. Benintende, Assistant Treasurer

Sander M. Bieber, Assistant Secretary

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Investment Manager	Aberdeen Asset Managers (C.I.) Limited No. 1 Seaton Place St. Helier, Jersey JE4 8YJ Channel Islands

Investment Adviser	Aberdeen Asset Management Limited Level 6, 201 Kent Street Sydney, NSW 2000, Australia

Administrator	Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, NJ 07102-4077

Custodian	State Street Bank and Trust Company One Heritage Drive North Quincy, MA 02171

Transfer Agent	EquiServe Trust Company, N.A. P.O. Box 43011 Providence, RI 02940-3011 1-800-451-6788

Auction Agent	Deutsche Bank Trust Company Americas 280 Park Avenue, 9th Floor New York, NY 10018

Independent Auditors	PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, NY 10036

Legal Counsel	Dechert LLP 1775 I Street, N.W. Washington, DC 20006

The Seidler Law Firm Level 12, The Chifley Tower 2 Chifley Square Sydney, NSW 2000, Australia

Investor Relations	Aberdeen Asset Management 45 Broadway, 31st Floor New York, NY 10006 (800) 522-5465 or (212) 968-8800 or e-mail us at: InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers (C.I.) Limited

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol FAX. Information about the Fund’s  net asset value and market price is published weekly in Barron’s and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the  specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FAXA

Item 10 —	Exhibits

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Attached hereto

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:              /s/Hugh Young

Hugh Young,

President of

Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/Hugh Young

Hugh Young,

President of

Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2003

By:              /s/Christian Pittard

Christian Pittard,

Treasurer of

Aberdeen Asia-Pacific Income Fund, Inc.

Date: December 24, 2003